As filed with the Securities and Exchange Commission on March 20, 2003.

                                                   Registration No.  333-_____

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [  ] Pre-Effective Amendment No. ___     [  ] Post-Effective Amendment No. ___
                        (Check appropriate box or boxes)

Exact Name of Registrant as
Specified in Charter:                        Area Code and Telephone Number:

THE CATHOLIC FUNDS, INC.                     (414) 278-6550

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233

Name and Address of
Agent for Service:                              With copies to:

Theodore F. Zimmer, Esq.      Charles M. Weber, Esq.     Leonard A. Pierce, Esq.
c/o The Catholic Funds, Inc.  Quarles & Brady LLP        Hale and Dorr LLP
1100 West Wells Street        411 East Wisconsin Avenue  60 State Street
Milwaukee, Wisconsin          Milwaukee, Wisconsin       Boston, Massachusetts
53233                         53202                      02109

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

     It is proposed that this filing will become effective on April 19, 2003, pursuant to Rule 488.

     Title of Securities Being Registered:   Class C and  Class I shares of  the
Catholic Equity Fund, a series of the Registrant.

     The Registrant has previously registered an indefinite number of its shares pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

                                             April __, 2003

Dear Catholic Values Investment Trust Equity Fund Shareholder:

     I am writing to you about a matter of primary importance to all of our Catholic Values Investment Trust ("CVIT") Equity Fund shareholders. We have appreciated the confidence you have placed in us and your support of the CVIT Equity Fund. However, we believe that your interests would be better served if the CVIT Equity Fund would combine with and become a part of the Catholic Equity Fund, a series of The Catholic Funds, Inc., in a transaction structured as a tax-free reorganization.

     Although there are differences between investment objectives and principal strategies of the Catholic Equity Fund and those of the CVIT Fund, both Funds generally seek capital appreciation and dividend income by investing primarily in stocks of well-established companies in a manner consistent with core Catholic values. The Catholic Equity Fund specifically seeks a total return from dividends and capital gains which is equal to the S&P 500, less the Fund's operating expenses, by investing in a portfolio of common stocks that approximately parallels the composition of the Index. However, the Catholic Equity Fund does not invest in companies that directly participate in abortion and engages in advocacy activities to influence the practices of companies so that they better reflect and promote the dignity and primacy of the human person. The annual operating expenses of the Catholic Equity Fund are significantly lower than the expenses of the CVIT Fund (after fee waivers and expense reimbursements). Based on total net assets of each Fund as of December 31, 2002, the proposed transaction would result in a combined Fund of approximately $21.6 million in assets, allowing it to take better advantage of economies of scale. The Catholic Equity Fund also offers classes of shares that are similar to those of the CVIT Fund. The Catholic Equity Fund is managed and distributed by Catholic Financial Services Corporation, which is owned by a Catholic fraternal alliance headed by Catholic Knights. We believe the Catholic Equity Fund offers an appealing alternative for CVIT Fund shareholders.

     The attached Proxy Statement/Prospectus describes and seeks your approval of an Agreement and Plan of Reorganization (the "Agreement") involving the CVIT Equity Fund and the Catholic Equity Fund, and explains the similarities and differences between the two Funds. As a result of the transactions proposed in the Agreement (the "Reorganization"), substantially all of the assets and stated liabilities of the CVIT Equity Fund would be transferred to the Catholic Equity Fund, and you would receive shares of the Catholic Equity Fund in exchange for your CVIT Equity Fund shares. Immediately following the transfer, the dollar value of your account would be the same as it was immediately before the transfer and you would receive Class C or Class I shares that correspond with your holdings of Individual Shares or Institutional Service Shares of the CVIT Fund. You would not recognize any gain or loss for federal income tax purposes on the exchange. The Board of Trustees of CVIT has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

     This package contains information about the proposed Reorganization and includes all the material you will need to vote. The current prospectus for the Catholic Equity Fund and its most recent annual report are also enclosed for your convenience.

     The Trustees of CVIT unanimously recommend that you vote "FOR" the Agreement. The Trustees believe that the Agreement and the Reorganization are in your best interests as a shareholder of the CVIT Equity Fund. Your vote is essential to approve the proposal.

     Please read the enclosed Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card or voting by telephone as instructed on the proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-888-974-4486. We will be glad to help you.

     Thank you for your consideration and continued support.

                                   Sincerely,

                                   Peter M. Donovan
                                   President

                  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

                                225 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-888-974-4486

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                ON MAY 21, 2003

To the Shareholders of the Catholic Values Investment Trust Equity Fund:

     NOTICE IS  HEREBY  GIVEN  that  a  Special  Meeting  of  Shareholders  (the
"Meeting") of the Catholic Values Investment Trust Equity Fund (the "CVIT Fund"), a mutual fund series of Catholic Values Investment Trust ("CVIT"), will be held on Wednesday, May 21, 2003, at 1100 AM Eastern Time, at the offices of Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, Connecticut. The purpose of the Meeting is to consider and act upon the following proposal:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and stated liabilities of the CVIT Fund to the Catholic Equity Fund, a series of The Catholic Funds, Inc., in exchange solely for shares of the Catholic Equity Fund, followed by the pro rata distribution of such shares of the Catholic Equity Fund to the CVIT Fund shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Trustees of CVIT has fixed the close of business on March 13, 2003, as the record date for the determination of shareholders of the CVIT Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                   By Order of the Board of Trustees

                                   _________________________, Secretary

April __, 2003

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
                                225 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-888-974-4486

                              CATHOLIC EQUITY FUND
                     (A SERIES OF THE CATHOLIC FUNDS, INC.)
                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                                 1-877-222-2402

                           PROXY STATEMENT/PROSPECTUS
                                 APRIL 18, 2003

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of Catholic Values Investment Trust ("CVIT") for use at a Special Meeting of Shareholders of the Catholic Values Investment Trust Equity Fund (the "CVIT Fund"), a series of CVIT, to be held at 1100 AM Eastern Time on Wednesday, May 21, 2003, at the offices of Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, Connecticut (the "Meeting"). Proxy materials are first being mailed to shareholders of the CVIT Fund on April __, 2003.

     The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Agreement") involving the CVIT Fund and the Catholic Equity Fund, a series of The Catholic Funds, Inc. ("The Catholic
Funds").   A copy of the Agreement is attached hereto as Appendix A.
                                                         -----------

     Pursuant to the Agreement, the Catholic Equity Fund would acquire substantially all of the assets of the CVIT Fund and assume CVIT Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the CVIT Fund, but only such liabilities. In exchange, the Catholic Equity Fund would issue to the CVIT Fund shares of the Catholic Equity Fund having an aggregate net asset value equal to the aggregate value of the CVIT Fund assets so acquired, less the CVIT Fund liabilities so assumed. Shares of the Catholic Equity Fund received by the CVIT Fund in the transaction would then be distributed pro rata to shareholders of the CVIT Fund, and the CVIT Fund would be dissolved and discontinued as a separate mutual fund series of CVIT. It is expected that the dollar value of each CVIT Fund shareholder's account in the Catholic Equity Fund immediately after these proposed transactions (the "Reorganization") would be the same as the dollar value of such shareholder's account in the CVIT Fund immediately prior to the Reorganization. Shareholders of Individual Shares of the CVIT Fund would receive Class C shares of the Catholic Equity Fund, and shareholders of Institutional Service Shares of the CVIT Fund would receive Class I shares of the Catholic Equity Fund. The Reorganization is intended to qualify as a tax-free reorganization so that shareholders of the CVIT Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the Catholic Equity Fund shares is-sued, or on the CVIT Fund shares surrendered, in the Reorganization. Holders of Individual Shares of the CVIT Fund will be credited with the amount of time they held such shares for purposes of determining the contingent deferred sales charge applicable to the subsequent redemption of Class C shares of the Catholic Equity Fund they receive in the Reorganization.

     The Catholic Equity Fund is a series of The Catholic Funds, an open-end, series management investment company. The investment objective of the Catholic Equity Fund is to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Catholic Equity Fund invests primarily in a portfolio of common stocks that approximately parallels the composition of the S&P 500 Index. The Catholic Equity Fund, however, does not invest in companies that directly participate in abortion through the manufacture of their products or the provision of their services and engages in advocacy activities with respect of companies whose practices are inconsistent with the dignity of the human person. The investment objective of the CVIT Fund seeks long-term growth of capital and reasonable current income from investments consistent with the core values of the Catholic Church. The CVIT Fund invests at least 80% of its net assets in the equity securities of well-established companies, that are included on the quality oriented Approved Wright Investment Lists. (The Catholic Equity Fund and the CVIT Fund are collectively referred to herein as the "Funds.")

     The principal executive office of The Catholic Funds and the Catholic Equity Fund is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402. The principal executive office of CVIT and the CVIT Fund is located at 440 Wheelers Farms Road, Milford, Connecticut 06460, telephone: 1-888-974-4486.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the CVIT Fund should know before voting on the Agreement and the Reorganization. It also constitutes an offering of shares of the Catholic Equity Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CATHOLIC EQUITY FUND SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

     A Statement of Additional Information of the Catholic Equity Fund, dated March __, 2003, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reor-ganization SAI may be obtained without charge by writing to The Catholic Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling 1-877-222-2402.

     In addition, the Prospectus and Statement of Additional Information of the Catholic Equity Fund, each dated January 31, 2003 (the "Catholic Equity Fund Prospectus" and the "Catholic Equity Fund SAI," respectively), and the Annual Report to Shareholders of the Catholic Equity Fund for the year ended
September 30, 2002 (the "Catholic Equity Fund Annual Report") have been filed with the Commission and are incorporated by reference herein. The Catholic Equity Fund Prospectus and the Catholic Equity Fund Annual Report accompany this Proxy Statement/Prospectus, and the Catholic Equity Fund SAI may be obtained without charge by writing to or calling The Catholic Funds at the above address or telephone number.

     The Prospectus and Statement of Additional Information of the CVIT Fund, each dated May 1, 2002 (as supplemented) (the "CVIT Fund Prospectus" and the
"CVIT Fund SAI," respectively), and the Annual Report to Shareholders of the CVIT Fund for the year ended December 31, 2002 (the "CVIT Fund Annual Report") have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing to CVIT, c/o Wright Investors' Service Distributors, Inc., 440 Wheelers Farms Road, Milford, Connecticut 06460, or by calling 1-888-974-4486.

                               TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

SUMMARY.....................................................................5
     Introduction...........................................................5
     The Agreement..........................................................6
     Reasons for the Proposed Reorganization................................7
     Federal Tax Consequences...............................................8
     Comparison of the Funds................................................8

RISK FACTORS...............................................................16
     Market Risk...........................................................16
     Objective Risk........................................................16
     Index Correlation Risk................................................17
     Catholic Values Risk..................................................17

PERFORMANCE OF THE CATHOLIC EQUITY FUND....................................17

FURTHER INFORMATION ABOUT THE FUNDS........................................17

APPROVAL OF THE AGREEMENT AND REORGANIZATION...............................17
     Description of the Agreement..........................................17
     Ineligible Securities.................................................19
     Other Terms...........................................................19
     Agreement Between Advisers............................................21
     Background to the Reorganization......................................22
     Reasons for the Proposed Reorganization...............................23
     Federal Tax Considerations............................................24

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS..........25
     Catholic Equity Fund..................................................25
     CVIT Fund.............................................................26

CAPITALIZATION.............................................................27

OWNERSHIP OF FUND SHARES...................................................28
     Catholic Equity Fund..................................................28
     CVIT Fund.............................................................28

VOTING INFORMATION.........................................................28

MISCELLANEOUS..............................................................30
     Auditors..............................................................30
     Interests of Experts and Counsel......................................30
     Other Matters.........................................................30
     Available Information.................................................30

                                    SUMMARY

     This Proxy Statement/Prospectus is being furnished to the shareholders of the CVIT Fund in connection with the solicitation of proxies by the Board of Trustees of CVIT to be used at a Special Meeting of Shareholders of the CVIT Fund to be held on Wednesday, May 21, 2003, at 11:00 AM Eastern Time, at the offices of Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, Connecticut. The primary purpose of the Meeting is to consider and vote on the Agreement and the Reorganization contemplated thereby, pursuant to which the Catholic Equity Fund would acquire substantially all of the assets of the CVIT Fund and assume the liabilities of the CVIT Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities of the CVIT Fund, but only such liabilities. In exchange, the Catholic Equity Fund would issue Class C and Class I shares of the Catholic Equity Fund, which shares would be distributed, pro rata, to the holders of Individual and Institutional Service Shares, respectively, of the CVIT Fund. The CVIT Fund would then be liquidated and discontinued as a designated series of CVIT.

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the Agreement attached hereto as Appendix A), as well as the Catholic Equity Fund Prospectus, which accompanies
----------
this Proxy Statement/Prospectus and is incorporated by reference herein. The Catholic Equity Fund Prospectus describes the investment objective and principal strategies of the Catholic Equity Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, the Catholic Equity Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Agreement and the Catholic Equity Fund Prospectus.

INTRODUCTION

     Shareholders of the CVIT Fund will be asked at the Meeting to approve the Agreement and the Reorganization contemplated thereby and as described herein. If approved, the Reorganization is expected to be completed as of the close of business on or about April 30, 2003 or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied.

     The Catholic Equity Fund is a mutual fund series of The Catholic Funds. The Catholic Funds currently offers shares of the Catholic Money Market Fund in addition to the Catholic Equity Fund. The Catholic Funds was organized in 1998 as a Maryland corporation. Catholic Financial Services Corporation, an affiliate of Catholic Knights ("CFSC"), is the investment advisor to the Catholic Equity Fund and distributor of its shares.

     The CVIT Fund is a mutual fund series of CVIT, a registered open-end man-agement investment company organized as a Massachusetts business trust. The CVIT Fund is the only mutual fund series of CVIT. Wright Investors' Service, Inc. ("Wright") is the investment advisor to the CVIT Fund, and Wright
Investors' Services Distributors, Inc. ("WISDI") is the distributor of its shares.

THE AGREEMENT

     The Agreement describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this Proxy Statement/Prospectus.
                            ----------
Pursuant to the Agreement, the Catholic Equity Fund would acquire substantially all of the assets of the CVIT Fund and assume the CVIT Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the CVIT Fund, but only such liabilities. In exchange, the Catholic Equity Fund would issue to the CVIT Fund Class C and Class I shares of the Catholic Equity Fund having an aggregate net asset value equal to the aggregate value of the CVIT Fund assets so acquired, less the CVIT Fund liabili-ties so assumed. The CVIT Fund would then immediately make a pro rata distribu-tion of such Catholic Equity Fund shares to the CVIT Fund shareholders. As a result of the Reorganization, each CVIT Fund shareholder will receive that number of full and fractional Catholic Equity Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to the Catholic Equity Fund as of the close of business on the Closing Date. Accordingly, the shareholders of the CVIT Fund will become shareholders of the Catholic Equity Fund. It is expected that the value of each shareholder's account in the Catholic Equity Fund immediately after the Reorganization would be the same as the value of such shareholder's account in the CVIT Fund immediately prior to the Reorganization. Holders of Individual Shares of the CVIT Fund would receive Class C shares of the Catholic Equity Fund, and holders of Institutional Service Shares of the CVIT Fund would receive Class I shares of the Catholic Equity Fund.

     CVIT Fund shareholders will not pay any sales load or sales commissions on the Catholic Equity Fund shares they receive in the Reorganization or on the CVIT Fund shares they surrender in the Reorganization. Shareholders of the CVIT Fund who receive Class C shares of the Catholic Equity Fund in exchange for their Individual Shares of the CVIT Fund will be credited with the period of time they held their Individual Shares for purposes of determining whether the 1% contingent deferred sales charge will apply to their subsequent redemption of the Class I shares of the Catholic Equity Fund. Additionally, it is a condition precedent to the closing of the Reorganization that CVIT and The Catholic Funds receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the CVIT Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the CVIT Fund for shares of the Catholic Equity Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement - Federal Tax Consequences" below.

     Contemporaneously with the closing and the distribution of the Catholic Equity Fund shares to the CVIT Fund shareholders, the CVIT Fund will satisfy its liabilities that are not assumed by the Catholic Equity Fund (if any), liquidate and be discontinued as a separate series of CVIT. CVIT itself will also be dissolved.

     The Funds will not bear any of the fees, costs and expenses incurred in connection with the Reorganization ("Reorganization Costs"). Instead, CFSC and Wright will pay all Reorganization Costs in the manner described under "Approval of the Agreement and Reorganization - Agreement Between Advisors" below.

REASONS FOR THE PROPOSED REORGANIZATION

     Although it has been in operation for more than five years, the CVIT Fund has not experienced satisfactory growth. At December 31, 2002, the CVIT Fund's aggregate net assets were $6,506,417. Moreover, the CVIT Fund has declined in size significantly after averaging $29 million in total net assets in 2000. During the existence of the CVIT Fund, Wright has waived fees and paid other expenses of the Fund in an amount of $357,844 and $367,843 respectively in an attempt to keep the Fund's expense ratios at reasonable levels. There is no assurance that Wright will continue to subsidize the CVIT Fund. Management of CVIT does not believe that the CVIT Fund will be able to attract a significant volume of new or additional investment in order to reach satisfactory economies of scale.

     As a result, CVIT management explored alternatives for the CVIT Fund, including sales and marketing initiatives, continuation of the Fund's current operations, liquidation of the Fund and combinations with other mutual funds. Management and the CVIT Board of Trustees determined to consider possible combinations with other mutual funds with similar objectives, strategies and commitments to core Catholic values.

     The Board of Trustees of CVIT discussed and considered a possible transaction between the CVIT Fund and Catholic Equity Fund at meetings held on September 19 and December 19, 2002. The Board formally approved the Reorganization and the Agreement on March 13, 2003, subject to CVIT Fund shareholder approval.

     The CVIT Board believes the Reorganization offers the following benefits to the CVIT Fund shareholders:

          o The reputation, substantial experience and commitment of CFSC and Catholic Knights in marketing a broad range of financial products to American Catholics;

          o    A continuation of  the shareholders'  investment in  a fund  that
               seeks  capital   appreciation   and   dividend   income   through
               investments in stocks of well-established companies;

          o The ability to invest in a fund that strives to promote core Catholic values, namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice;

          o The annual operating expenses of the Catholic Equity Fund are significantly lower than those of the CVIT Fund after fee waivers and expense reimbursements;

          o Potential lower annual fund operating expenses, greater buying power and other economies of scale associated with a larger combined fund;

          o The Catholic Equity Fund offers Class C and Class I shares which are similar in their transaction fee and operating expense structures, and in addition offers Class A shares which have a front-end sales load and lower annual operating expenses than the Class C shares; and

          o Alternatives to the Reorganization, such as a taxable liquidation of the CVIT Fund or continuation of the CVIT Fund without expense subsidization from Wright, are less desirable than the Reorganization, which would be tax-free to the CVIT Fund shareholders.

     For these and other reasons, the Board of Trustees of CVIT, including the trustees who are not "interested persons" of CVIT (as that term is defined in the 1940 Act), has concluded that the Reorganization is in the best interests of the shareholders of the CVIT Fund.

     THE BOARD OF TRUSTEES OF CVIT UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE CVIT FUND VOTE FOR APPROVAL OF THE AGREEMENT AND THE REORGANIZATION.

     The Board of Directors of The Catholic Funds also approved the Reor-ganization. The Catholic Funds Board believes the Reorganization, which will increase the current size of the Catholic Equity Fund, will present the opportunity for economies of scale that in turn may lower annual fund operating expenses.

FEDERAL TAX CONSEQUENCES

     A condition to completion of the Reorganization is the receipt of a legal opinion that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of the CVIT Fund or by the CVIT Fund or the Catholic Equity Fund as a result of the Reorganization.

COMPARISON OF THE FUNDS

     Below is a brief comparison of the principal features of the Catholic Equity Fund and the CVIT Fund. For more detailed information about the Catholic Equity Fund, please refer to the Catholic Equity Fund Prospectus which accompanies this Proxy Statement/Prospectus. For more detailed information about the CVIT Fund, please refer to the CVIT Fund Prospectus which was previously delivered to you.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Although the Catholic Equity Fund and the CVIT Fund both generally seek capital appreciation and dividend income by investing in stocks of well-established companies in a manner consistent with core Catholic values, there are some important differences between the two Funds' objectives and strategies.

     Catholic Equity Fund.  The Catholic Equity Fund specifically seeks to
     --------------------
     obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 500 Index, except that the Fund will not invest in companies that directly participate in abortion. The Catholic Equity Fund is thus passively managed.

     CVIT Fund.  The CVIT Fund, on the other hand, seeks long-term growth of
     ---------
     capital and reasonable current income from investments consistent with the core values of the Catholic Church. Reasonable income means the income that can be achieved from an equity portfolio. The CVIT Fund normally invests at least 80% of its net assets in the equity securities of well-established companies, which are included on the quality-oriented Approved Wright Investment List. Up to 30% of the Fund's investments may be in foreign securities or American Depository Receipts. Wright uses bottom-up fundamental analysis to determine which companies in its Worldscope(R) database meet or exceed standards of in-vestment quality.

     Catholic Values.  Both Funds screen investments in companies to determine
     ---------------
     whether they engage in activities that are inconsistent with certain Catholic values, yet there are some differences in how the screens operate.

     The Catholic Equity Fund strives to invest its assets in a manner that promotes two specific core Catholic values which the Board of Directors of The Catholic Funds has selected from among many core Catholic values: namely, the principles that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God. The Catholic Equity Fund will avoid investing in companies that, through the manufacture of their products or the provision of their services, directly participate in abortion. If the Catholic Equity Fund invests in a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, CFSC will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. The Catholic Funds' Board of Directors may from time to time select different or additional core Catholic values to implement in the investment program of the Catholic Equity Fund. Following guidelines established by the Board, CFSC is responsible for screening investments in companies that directly participate in abortion and for initiating advocacy activities with respect to companies whose business practices are inconsistent with the dignity of the human person. CFSC's decisions are subject to the oversight of a Catholic Screen Committee appointed by the Board.

     The CVIT Fund's investments are reviewed by a Catholic Advisory Board which is comprised of lay members familiar with the basic tenets and core teaching of the Roman Catholic Church. The Catholic Advisory Board identifies companies whose products, services and/or activities are substantially consistent with the core Catholic Church teachings, based on the best publicly available information. Those core Catholic teachings include but are not limited to the sanctity of human life. The Catholic Advisory Board has sole discretion in determining which companies meet the religious criteria.

     For more information on the investment objectives, principal strategies and securities selection process of the Funds, please review the Catholic Equity Fund Prospectus and the CVIT Fund Prospectus.

RISK FACTORS

     The primary risks of both the Catholic Equity Fund and the CVIT Fund include market risk, objective risk and Catholic values risk. The investment practices of the Catholic Equity Fund described above may result in risks which are different from those currently associated with the investment practices of the CVIT Fund. See "Risk Factors" starting on page 15.

SIZE OF FUNDS; BACKGROUND

     At December 31, 2002, the Catholic Equity Fund had an aggregate net asset value of $15.1 million, compared to $6.5 million for the CVIT Fund.

     The Catholic Equity Fund commenced operations on April 2, 2002 with the consideration of three other equity funds designated a series of The Catholic
Funds: Catholic Disciplined Capital Appreciation Fund, Catholic Large-Cap Growth Fund, and Catholic Equity Income Fund. The Catholic Disciplined Capital Appreciation Fund was deemed the surviving fund for purposes of financial accounting and historical performance. The Catholic Equity Fund offers Class A, Class C and Class I (institutional) shares.

     The CVIT Fund commenced operations on May 1, 1997 and offers Individual Shares and Institutional Service Shares.

EXPENSES

     The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the Catholic Equity Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 2002.

                                       CATHOLIC                                                   PRO FORMA
                                     EQUITY FUND                    CVIT FUND                   COMBINED FUND
                                     -----------                    ---------                   -------------
                                 (For the Fiscal Year          (For the Fiscal Year
                               Ended September 30, 2002)     Ended December 31, 2002)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          INDIVIDUAL      INSTITUTIONAL
                                 CLASS C     CLASS I        SHARES       SERVICE SHARES      CLASS C     CLASS I
                                 -------     -------        ------       --------------      -------     -------
Maximum Sales Charge (Load)        None        None          None             None            None         None
Imposed on Purchases (as a
percentage of offering price)

Maximum Sales Charge (Load)                    None          None             None            None         None
Imposed on Reinvested              None
Dividends/ Distributions

Maximum Deferred Sales Charge     1.00%(1)     None         1.00%(1)          None           1.00%(1)      None
(Load)                                 <F1>                      <F1>                             <F1>

Redemption Fee                    None(2)      None(2)       None             None            None(2)      None(2)
                                      <F2>         <F2>                                           <F2>         <F2>

Exchange Fee                      None(3)      None(3)       None             None            None         None
                                      <F3>         <F3>

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FORM FUND ASSETS)

                                                          INDIVIDUAL      INSTITUTIONAL
                                 CLASS C     CLASS I        SHARES       SERVICE SHARES      CLASS C     CLASS I
                                 -------     -------        ------       --------------      -------     -------
Management Fees                   0.50%       0.50%          0.75%            0.75%           0.50%       0.50%

Distribution (12b-1) Fees         0.75%        None          0.75%            0.25%           0.75%        None

Other Expenses                    2.46%(4)    2.05%(4)       2.60%            2.10%           1.23%(4)    1.23%(4)
                                       <F4>        <F4>                                            <F4>        <F4>

Total Annual Fund Operating       3.71%       2.55%          4.10%            3.10%           2.48%       1.73%
Expenses

Less: Fee Waivers and Expense    (2.51)%(5)  (1.85)%(5)     (2.11)%(6)       (1.60)%(6)      (1.28)%(5)  (1.03)%(5)
Reimbursement                           <F5>        <F5>           <F6>             <F6>            <F5>        <F5>
                                  -----       -----          -----            -----           -----       -----

Total Net Annual Fund             1.20%       0.70%          1.99%            1.50%           1.20%       0.70%
Operating Expenses

(1)<F1> The contingent deferral sales charge applicable to redemption of Class C shares of the Catholic Equity Fund and Individual Shares of the CVIT Fund terminates one year after the shares are purchased. The Catholic Equity Fund will credit holders of Individual Shares of the CVIT Fund with the period of time they owned such shares in determining the contingent deferral sales charge applicable to the subsequent redemption of Class C shares of the Catholic Equity Fund they receive in the Reorganization.
(2)<F2> The Catholic Equity Fund charges $15.00 for each wire redemption.
(3)<F3> The Catholic Equity Fund charges $5.00 for each telephonic exchange.
(4)<F4> "Other Expenses" for the Catholic Equity Fund are based on management estimates for the current fiscal year ending September 30, 2003.
(5)<F5> CFSC has contractually committed for a period of one year after the Reorganization, to reimburse the Catholic Equity Fund to the extent the Fund's total annual operating expenses (as a percentage of average daily net assets) exceed 1.20% for Class C shares and 0.70% for Class I shares.
(6)<F6> Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit the CVIT Fund's expense ratios to 1.99% for Individual Shares and 1.50% for Institutional Service Shares.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (with applicable fee waivers and expense reimbursements for the Funds in effect for one year). Although your ac-tual costs may be higher or lower, based on these assumptions, your costs would be:

                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
                             ------      -------      -------     --------
CATHOLIC EQUITY FUND:
Class C                       $222         $902       $1,703       $3,796
Class I                       $ 72         $617       $1,189       $2,746

CVIT FUND:
Individual Shares             $302         $624       $1,073       $2,317
Institutional Service         $153         $474       $  818       $1,791
Shares

PRO FORMA COMBINED FUND:
Class C                       $222         $650       $1,205       $2,719
Class I                       $ 72         $444         $842       $1,955

COMPENSATION OF CLASSES OF SHARES

     Catholic Equity Fund.  The Catholic Equity Fund offers three classes of
     ---------------------
shares - Class A, Class C and Class I. Only Class C and Class I shares will be issued in the Reorganization.

     Class A shares, which are available to retail investors only through brokers, have a 4% maximum front-end sales load and a 0.25% distribution (or 12b-1 fee). The minimum initial investment amount is $1,000 and $50 for additional purchases.

     Class C shares, which are available to retail investors who purchase directly without the assistance of a broker or who pay a separate fee to a broker, have a 1% contingent deferred sales charge on redemptions (which is eliminated after the shares have been held for at least one year) and a 0.75% 12b-1 fee. The minimum initial investment amount is $1,000 and $50 for additional purchases. Class C shares will be issued in the Reorganization to the holders of Individual Shares of the CVIT Fund.

     Class I shares available to institutional investors, including corporations, partnerships, limited liability companies, business associations, trusts, endowment funds, churches, parishes, fraternal benefit societies or other religious or fraternal organizations or associations and other legal entities that are not alter egos of natural persons, provided that the investor was not formed for the specific purpose of investing in the Catholic Equity Fund. Class I shares have no front-end sales charge, contingent deferred sales charge or 12b-1 fee. The minimum initial purchase amount is $10,000 and $1,000 for additional purchases. Class I shares will be issued in the Reorganization to the holders of Institutional Service Shares of the CVIT Fund.

     CVIT Fund.  The CVIT Fund offers two classes of shares - Individual Shares
     ---------
and Institutional Service Shares. Individual Shares have a 1% contingent deferred sales charge on redemptions (which is eliminated after the shares have been held for at least one year) and a 0.75% 12b-1 fee and can charge an additional 0.25% service fee. The minimum initial investment amount is $1,000 with no minimum for additional purchases.

     Institutional Service Shares have no  front-end sales charge or  contingent
deferred sales  charge,  but  have a  0.25%  12b-1  fee.   The  minimum  initial
investment amount is $250,000 with no minimum for additional purchases.

DIVIDENDS AND DISTRIBUTIONS

     The Catholic Equity Fund distributes net investment income annually and net realized long- or short-term capital gains at least annually.

     The CVIT Fund distributes net investment income at least semi-annually and net realized capital gains annually (normally in December).

     Each Fund automatically receives dividends and distributions in additional Fund shares unless shareholders request that they be paid in cash.

TAXATION

     A sale or exchange of shares of either Fund generally is a taxable event and may result in a capital gain or loss.

     Distributions, whether received in cash or additional Fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a Fund held the assets that were sold.

ORGANIZATION AND MANAGEMENT

Catholic Equity Fund
--------------------

     The Catholic Equity Fund is a mutual fund series of The Catholic Funds, Inc., a Maryland corporation organized in 1998 and registered as an open-end, management investment company. The Catholic Equity Fund commenced operations on April 2, 2002, as a result of the consolidation of three equity fund series of The Catholic Funds. The Catholic Funds currently consists of two series, namely, the Catholic Equity Fund and the Catholic Money Market Fund.

     Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin 53233, serves as the investment adviser to the Catholic Equity Fund and distributor of its shares. CFSC receives an annual advisory fee of 0.50% of the Fund's average daily net assets. CFSC is a Wisconsin corporation organized in 1994. The majority of its stock is held by Catholic Knights Financial Services, which is a wholly-owned subsidiary of Catholic Knights, a non-profit fraternal benefit society. The balance of the stock of CFSC is owed by Catholic Order of Foresters, Catholic Knights of America and Catholic Union of Texas, The KJT. These four owners of CFSC are referred to as the Catholic Fraternal Alliance.

     The Catholic Fraternal Alliance provides whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance ranks in the top 15% of life insurers in the United States in terms of life insurance in force and total assets, with more than $5 billion of life insurance in force and more than $1 billion of total assets under management. The Catholic Fraternal Alliance has more than 230,000 members who belong to one of more than 750 lodges throughout the country. The Catholic Fraternal Alliance provides $8.5 million in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities.

     Mellon Equity Associates, LLP ("Mellon"), 500 Grand Street, Suite 4200, Pittsburgh, Pennsylvania 15258, serves as sub-adviser to the Catholic Equity Fund. Mellon is an independently run, wholly-owned subsidiary of Mellon Financial Corporation. The firm became a separate legal entity from the equity management group of The Mellon Bank trust department in 1987. Mellon manages nearly $23 billion in assets for approximately 140 clients. CFSC pays Mellon a sub-advisory fee of 0.12% on the first $50 million of the Catholic Equity Fund's average daily net assets and 0.06% of the Fund's average daily net assets in excess of $50 million.

CVIT Fund
---------

     The CVIT Fund is a mutual fund series of CVIT, a Massachusetts business trust organized in 1996 and registered as an open-end, management investment company. The CVIT Fund commenced operations on May 1, 1997, CVIT currently consists of one series, namely, the CVIT Fund.

     Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, Connecticut 06460, serves as the investment adviser to the CVIT Fund. Wright Investors' Service Distributors, Inc. is distributor of shares of the CVIT Fund. Both Wright and WISDI are owned by The Winthrop Corporation. Wright receives an annual advisory fee of 0.75% of the CVIT Fund's average daily net assets. Wright manages approximately $3 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds.

PORTFOLIO MANAGEMENT

Catholic Equity Fund
--------------------

     The investment portfolio of Catholic Equity Fund is managed by Thomas J. Durante, an employee of Mellon. Mr. Durante specializes in the management of indexed and enhanced-indexed equity portfolios for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. Mr. Durante earned a Bachelor of Science degree in accounting from Fairfield University.

CVIT Fund
---------

     An investment committee of senior officers of Wright controls the investment selections, policies and procedures of the CVIT Fund. These officers are all experienced analysts with different areas of expertise and more than 95 years of combined service with Wright. Recommendations of Wright are reviewed by an independent Catholic Advisory Board who vetoes recommended companies that offer a product or service or engage in a practice that is contrary to the teaching of the Roman Catholic Church.

OTHER SERVICE PROVIDERS TO THE FUNDS

Catholic Equity Fund
--------------------

     U.S. Bancorp Fund Services, LLP, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Catholic Equity Fund. U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as custodian of the portfolio securities and cash held by The Catholic Fund. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the independent auditor for the Catholic Equity Fund.

CVIT Fund
---------

     Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, is the transfer agent for the CVIT Fund. IBT, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian of portfolio securities and cash held by CVIT Fund. Eaton Vance is administrator for the Fund. Deloitte & Touche LLP, 220 Berkeley Street, Boston, Massachusetts 02116 is independent accountant for the CVIT Fund.

                                  RISK FACTORS

     In evaluating whether to approve the Agreement and invest in the Catholic Equity Fund, shareholders should carefully consider the following summary of risk factors relating to both the Catholic Equity Fund and the CVIT Fund, in addition to the other information set forth in this Proxy Statement/Prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. The risks associated with investing in the Catholic Equity Fund are similar to the risks associated with investing in the CVIT Fund in that both Funds primarily invest in stocks of well-established companies and avoid companies whose business activities are inconsistent with core Catholic values, although there are some key differences in the risks associated with the two Funds.

MARKET RISK

     Both the CVIT Fund and the Catholic Equity Fund are subject to market risk, which is the risk that stocks generally will rise and fall over short and even extended periods. Equity markets tend to move in cycles. A Fund's net asset value (and share price) will likely fluctuate with these price changes and market fluctuation.

OBJECTIVE RISK

     Both Funds are subject to objective risk, which is the risk that the individual stocks in a Fund's portfolio may not perform in a manner that is consistent with the stock markets generally. Accordingly, factors may particularly affect the stocks held by a Fund and thus the Fund's net asset value, although the markets may not be so affected. Both Funds invest in "blue chip" and other well-established companies and there may be times when such larger capitalization stocks underperform the overall stock market.

     The CVIT Fund is subject to management risk, which is the risk that the strategies and stocks selected for investment by the CVIT Fund may not produce the expected or desired results. In other words, the CVIT Fund may pick the wrong stocks from time to time. The Catholic Equity Fund is passively managed in that it seeks to replicate the composition of the S&P 500 Index and thus is not subject to management risk, although its performance will generally correlate with that of the S&P 500.

INDEX CORRELATION RISK

     Because the Catholic Equity Fund will not invest in companies that participate directly in abortion, the composition of the Fund's investment portfolio will not precisely replicate that of the S&P 500 Index at all times. Also, unlike the S&P 500 Index, the Catholic Equity Fund incurs transaction costs and operating expenses, which will reduce the total return of the Fund as compared to that of the S&P 500 Index.

CATHOLIC VALUES RISK

     Both Funds strive to avoid investing in companies that engage in activities that are inconsistent with core Catholic values. This religious screen may mean that a Fund may not own securities of certain companies even though without the screen the Fund may find the investment attractive. The religious screen may also mean that the Catholic Equity Fund's holdings may not precisely replicate the S&P 500 Index. Moreover, a Fund may be required to dispose of securities in its portfolio at a disadvantageous time, causing a loss to the Fund or otherwise adverse tax consequences.

                    PERFORMANCE OF THE CATHOLIC EQUITY FUND

     Information about the performance of the Catholic Equity Fund, including management's discussion of its performance, for the year ended September 30, 2002 is contained in the Catholic Equity Fund Annual Report which accompanies this Proxy Statement/ Prospectus.

                      FURTHER INFORMATION ABOUT THE FUNDS

     For more information about the Catholic Equity Fund, including information on its investment objectives, principal strategies and risks, expenses, management, purchase, redemption and exchange procedures, and shareholder services, please read the Catholic Equity Fund Prospectus which is incorporated by reference into and accompanies this Proxy Statement/Prospectus.

     For similar information about the CVIT Fund, please read the CVIT Pro-spectus, which is incorporated by reference into this Proxy Statement/Prospectus. The CVIT Fund Prospectus was previously delivered to you and is available upon request without change by calling CVIT at 1-888-974-4486.

                  APPROVAL OF THE AGREEMENT AND REORGANIZATION

     The Board of Trustees of CVIT unanimously recommends that the shareholders of the CVIT Fund vote to approve the Agreement and Plan of Reorganization con-templated thereby. The Board of Trustees approved the Agreement based on its belief that the Agreement is in the best interests of the shareholders of the CVIT Fund.

DESCRIPTION OF THE AGREEMENT

     The terms and conditions of the proposed Reorganization are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy
                                          ----------
Statement/Prospectus.

     The Agreement contemplates the transfer of substantially all of the assets and ordinary operating liabilities of the CVIT Fund to the Catholic Equity Fund in exchange solely for shares of the Catholic Equity Fund, and the pro rata distribution of such shares of the Catholic Equity Fund to the shareholders of the CVIT Fund. If approved by the shareholders of the CVIT Fund, the Reorganization would occur as of the close of business on April 30, 2003 (the "Closing Date") or such other date as the parties may determine.

     Under the Agreement, the Catholic Equity Fund would acquire substantially all of the property, rights and assets of the CVIT Fund, including without limitation all portfolio securities, cash, cash equivalents, and dividend and interest receivables owned by the CVIT Fund. The Catholic Equity Fund would also assume the liabilities of the CVIT Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities of the CVIT Fund, but only such liabilities, and discharge them when and as they are due or otherwise in accordance with their terms. After the Closing Date, the CVIT Fund will liquidate and cease to be a designated series of CVIT.

     In consideration for the assets and liabilities of the CVIT Fund transferred in the Reorganization, the Catholic Equity Fund would issue to the CVIT Fund Class C and Class I shares of the Catholic Equity Fund having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by the CVIT Fund. The assets of the CVIT Fund and the per share net asset value of the Catholic Equity Fund shares would be valued as of the close of trading on the New York Stock Exchange on the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of the Catholic Equity Fund as described in the accompanying Catholic Equity Fund Prospectus, or in the Catholic Equity Fund SAI.

     As of the close of business on the Closing Date, the CVIT Fund would distribute pro rata to its shareholders of record the shares of the Catholic Equity Fund received by the CVIT Fund. Such distribution would be accomplished by opening accounts on the books of the Catholic Equity Fund in the names of shareholders of the CVIT Fund and by transferring the shares credited to the account of the CVIT Fund on the books of the Catholic Equity Fund. Each account opened would represent the respective pro rata number and class of Catholic Equity Fund shares due to each CVIT Fund shareholder. Fractional shares of the Catholic Equity Fund would be rounded to the nearest thousandth of a share. Holders of Individual Shares of the CVIT Fund would receive Class C shares of the Catholic Equity Fund, and holders of Institutional Service Shares of the CVIT Fund would receive Class I shares of the Catholic Equity Fund. The class(es) of shares of the Catholic Equity Fund to be received by each shareholder would therefore correspond to the class(es) of shares of the CVIT Fund held by such shareholder, such that each shareholder would receive, for each share of CVIT Fund owned by such shareholder, the number of shares of the corresponding Catholic Equity Fund class that equals the net asset value of the shareholder's CVIT Fund shares immediately prior to the Reorganization.

     Accordingly, every shareholder of the CVIT Fund would own shares of the Catholic Equity Fund immediately after the Reorganization that correspond with the class(es) of CVIT Fund shares held previously and that have an aggregate net asset value equal to the aggregate net asset value of such shareholder's CVIT Fund shares immediately prior to the Reorganization. Moreover, because the Catholic Equity Fund shares would be issued at net asset value in exchange for the net assets of the CVIT Fund, and the aggregate net value of those assets would equal the aggregate value of the Catholic Equity Fund shares issued in exchange therefor, the net asset value per share of the Catholic Equity Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any CVIT Fund or Catholic Equity Fund shareholder.

     On or prior to the Closing Date, the CVIT Fund would declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

INELIGIBLE SECURITIES

     Certain of the securities held by the CVIT Fund may be ineligible for investment by the Catholic Equity Fund. Such securities include any stocks of companies that are not included in the S&P 500 Index. Following approval of the Agreement by the CVIT Fund shareholders and until the Closing, Wright will use its reasonable best efforts to sell such securities. As promptly as practicable following the Closing, the Catholic Equity Fund will sell all securities transferred to it by the CVIT Fund that the Catholic Equity Fund cannot hold consistent with its investment objective and program. In addition, the Catholic Equity Fund promptly will purchase or sell stocks of companies on the S&P 500 Index in order to maintain the Fund's approximate correlation to the Index.

OTHER TERMS

     CVIT (on behalf of the CVIT Fund) and The Catholic Funds (on behalf of the Catholic Equity Fund) have each made representations and warranties in the Agreement that are customary in a transaction such as the Reorganization. Such representations and warranties do not survive the Closing Date and CVIT Fund shareholders would not be liable for breaches thereof.

     The completion of the Reorganization is subject to certain conditions set forth in the Agreement, including the following:

          (a) The Reorganization must have been approved by the CVIT Fund shareholders;

           (b) CVIT and The Catholic Funds must have received a legal opinion from Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the CVIT Fund shareholders, the CVIT Fund or the Catholic Equity Fund;

          (c) The Registration Statement on Form N-14 (the "Registration State-ment") must have become effective under the Securities Act of 1933, no stop order suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

          (d) The transactions described in the related agreement between Wright, as the investment adviser of the CVIT Fund, and CFSC, as the investment adviser of the Catholic Equity Fund, must be consummated concurrently with the closing of the transactions described in the Reorganization Agreement.

     One of the provisions of the agreement between CFSC and Wright is that CFSC may terminate that agreement if cumulative net redemptions of the CVIT Fund from and after March 13, 2003 (the date of that agreement) exceed $2.0 million. Accordingly, if cumulative net redemptions should exceed that threshold, CFSC may terminate its agreement with Wright, which in turn would result in a termination of the Reorganization Agreement and the Reorganization would not occur.

     Notwithstanding   approval   of   the   CVIT   Fund's   shareholders,   the
Reorganization may be terminated at any time prior to the Closing Date:

          (a)  By mutual written consent of the parties;

          (b) By either party if the closing shall not have occurred by June 25, 2003;

          (c) By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Agreement; or

          (d) By the Board of Directors of The Catholic Funds or by the Board of Trustees of CVIT if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the consummation of the transactions described in the Agreement not in the best interests of the shareholders of the Catholic Equity Fund or of the CVIT Fund, respectively.

     Neither the CVIT Fund nor the Catholic Equity Fund will be required to pay any costs, fees, and expenses incurred in connection with the Agreement and the transactions contemplated thereby ("Reorganization Costs"), such as legal fees, accounting fees and costs of printing and mailing this Proxy Statement/Prospectus and related proxy materials, soliciting the approval of the CVIT Fund shareholders and conducting the Meeting. The Reorganization Costs will be paid by CFSC and Wright. See "Agreement Between Advisers" below.

AGREEMENT BETWEEN ADVISERS

     Wright and CFSC have entered into a purchase agreement (the "Purchase Agreement") under which Wright will convey to CFSC the books and records and other assets directly relating to, and used in connection with, the investment advisory services Wright performs on behalf of the CVIT Fund. In addition, Wright will provide to CFSC assistance and cooperation in connection with the Reorganization, including using its commercially reasonable efforts to obtain shareholder approval to the Reorganization, and will notify CFSC promptly in the event that it becomes reasonably likely that the Reorganization will not be approved or otherwise will not proceed.

     The Purchase Agreement contains a covenant whereby Wright agrees that, for a period of three years following the completion of the Reorganization, it will not, either directly or indirectly, anywhere in the United States: (a) sponsor, manage, advise, sub-advise or distribute a registered open-end or closed-end investment company that has an investment objective or strategy of investing any substantial portion of its assets in securities of companies that are screened or reviewed to determine whether their products, services or activities are consistent with certain or all of the core values taught by the Catholic Church; or (b) sponsor or distribute a private investment fund or other pooled investment vehicle which is excluded from the definition of an investment company under provisions of the Investment Company Act of 1940 and has such an investment objective or strategy.

     Wright also agrees in the Purchase Agreement to not, for a period of three years following the completion of the Reorganization, solicit shareholders of the CVIT Fund to purchase any investment product that is competitive with shares of the CVIT Fund. For this purpose such an investment product is considered competitive only if it is either:

          o A registered open-end or closed-end investment company sponsored, managed, advised, sub-advised or distributed by Wright that has an investment objective or strategy of investing any substantial amount of its assets in securities of companies that are screened or reviewed to determine whether their products, services or activities are consistent with certain or all of the core values taught by the Catholic Church; or

          o A private investment fund or other pooled investment vehicle sponsored or distributed by Wright which is excluded from the definition of an investment company under provisions of the Investment Company Act of 1940 and has such an investment objective or strategy.

     These covenants do not prohibit Wright or its affiliates from providing investment advisory, sub-advisory and management services to any person or entity that is a client of Wright or one of its affiliates at the time when the Reorganization is completed, in addition to being a shareholder of the CVIT Fund, provided such services are otherwise consistent with Wright's covenant not to compete, as described in the preceding paragraph.

     In consideration of all of the foregoing, CFSC will pay Wright an amount in cash equal to $2,500 times the number of months (or portions thereof) that elapse from January 1, 2003 to the completion of the Reorganization. However, if, during that period, Wright discontinues or modifies its current fee waiver and expense reimbursement practices with respect to the CVIT Fund, then CFSC's payment obligation will be calculated from January 1, 2003 up to the date on which Wright ceases or modifies its fee waiver and expense reimbursement practices.

     CFSC and Wright have agreed to pay all of the Reorganization costs as well as the legal fees and other costs associated with the Purchase Agreement between CFSC and Wright (collectively, the "Transaction Costs") as follows: CFSC will pay the first $25,000 of aggregate Transaction Costs; CFSC and Wright will each pay 50% of aggregate Transaction Costs up to the next $65,000 of aggregate Transaction Costs; and any aggregate Transaction Costs in excess of $90,000 will be paid by CFSC. For purposes hereof, a maximum of $15,000 in legal fees incurred by Wright or CVIT will be considered in the calculation of Transaction Costs. Any such legal fees in excess of $15,000 will be paid by Wright.

BACKGROUND TO THE REORGANIZATION

     Although it has been in operation for more than five years, the CVIT Fund has not experienced satisfactory growth. At December 31, 2002, the CVIT Fund's aggregate net assets were $6.5 million. Moreover, the CVIT Fund has declined in size significantly after averaging $29 million in total net assets in 2000. During the existence of the CVIT Fund, Wright has waived fees and/or paid other expenses of the Fund in an amount of $357,844 and $367,843 respectively in an attempt to keep the Fund's expense ratios at reasonable levels. There is no assurance that Wright will continue to subsidize the CVIT Fund. Management of CVIT does not believe that the CVIT Fund will be able to attract a significant volume of new or additional investment in order to reach satisfactory economies of scale.

     As a result, CVIT management explored alternatives for the CVIT Fund, including sales and marketing initiatives, continuation of the Fund's current operations, liquidation of the Fund and combinations with other mutual funds. Management and the CVIT Board of Trustees determined to consider possible combinations with other mutual funds with similar objectives, strategies and commitments to core Catholic values.

     The CVIT Board of Trustees specifically discussed the possibility of a transaction between the CVIT Fund and the Catholic Equity Fund on December 19, 2002, and considered and unanimously approved the Agreement and the Reorganization on March 13, 2003. Prior to that meeting, the CVIT Board reviewed materials about The Catholic Funds, CFSC, the Catholic Equity Fund and the Reorganization, as well as drafts of the Agreement and this Proxy Statement/Prospectus. At the meeting, the CVIT Board reviewed and discussed the information they had received, asked questions of management about the terms of the Reorganization and its benefits to the CVIT Fund shareholders, consulted with legal counsel, and considered alternatives.

     The Catholic Funds Board of Directors considered and approved the Agreement and the Reorganization at a meeting held on January 28, 2003. The Catholic Funds Board determined that the Reorganization was in the best interests of the Catholic Equity Fund shareholders. The Reorganization will present the opportunity for lower operating expenses and other economies of scale and increase the Catholic Equity Fund's profile among Catholic investors.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of CVIT has unanimously determined that the Reorgani-
zation is  in the  best interests  of the  shareholders of  the CVIT  Fund.   In
reaching such conclusion, the CVIT Board considered the following factors:

          (1) The fact that both Funds generally seek capital appreciation and dividend income by investing in stocks of well-established companies;

          (2) The reputation, experience and commitment of CFSC and Catholic Knights to offer mutual funds that promote Catholic values;

          (3) The distribution capabilities of CFSC and its anticipated ability to increase the size of the Catholic Equity Fund following the Reorganization through new sales of shares;

          (4) The management fees and annual operating expenses of each Fund, including the facts that the management fees and the annual operating expenses of the Catholic Equity Fund are less than those of the CVIT Fund, particularly so after fee waivers and expense reimbursements;

          (5) The commitment of CFSC to waive its fees and/or reimburse fund expenses for a period of one year following the Reorganization so that the Catholic Equity Fund's annual operating expenses do not exceed 1.20% for Class C shares and 0.70% for Class I shares;

          (6) The terms of the Agreement, including the structure of the Reorganization to be tax-free to the CVIT Fund shareholders and the fact that no sales charge will be imposed on the Catholic Equity Fund shares issued, or the CVIT Fund shares surrendered, in the Reorganization;

          (7) The similarity in sales load and fee structures between Class C shares and Class I shares of the Catholic Equity Fund compared to the Individual Shares and Institutional Service Shares of the CVIT Fund;

          (8) The Catholic Funds' commitment to credit the CVIT Fund sharehold-ers with the period of time in which they held Individual Shares of the CVIT Fund for purposes of determining the applicability of the contingent deferred sales load on their subsequent redemption of the Class C shares of the Catholic Equity Fund they receive in the Reorganization;

          (9) The potential benefits and detriments to the CVIT Fund sharehold-ers, and viability, of alternatives to the Reorganization, in-cluding liquidation of the CVIT Fund, a sale to another comparable mutual fund or continuing to offer the CVIT Fund without expense subsidization from Wright.

     The unanimous decision by the CVIT Board of Trustees to approve the Agreement and recommend that the shareholders of the CVIT Fund vote in favor of the Reorganization was made primarily because the Reorganization would be a means of combining the CVIT Fund with a fund that, like the CVIT Fund, generally seeks capital appreciation and dividend income by investing in stocks of well-established companies and that applies a screen so that its investments are consistent with core Catholic values. Also, the Catholic Equity Fund's annual operating expenses are considerably lower than those of the CVIT Fund, and the combination of the two Funds offer the potential for lower operating expenses in the future. The Board also concluded that the Reorganization is superior to all other alternatives reasonably available.

FEDERAL TAX CONSIDERATIONS

     The Reorganization is conditional upon receipt by CVIT and The Catholic Funds of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

     The opinion is based on the current provisions of the Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rule such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the CVIT Fund and the Catholic Equity Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the CVIT Fund upon the transfer of substantially all of its assets to the Catholic Equity Fund in exchange solely for shares of the Catholic Equity Fund [and the assumption by the Catholic Equity Fund of certain of the CVIT Fund's liabilities]; (iii) no gain or loss will be recognized by the Catholic Equity Fund upon its receipt of substantially all of the assets of the CVIT Fund in exchange solely for shares of the Catholic Equity Fund [or upon its assumption of certain of the CVIT Fund's liabilities]; (iv) no gain or loss will be recognized by the CVIT Fund or the Catholic Equity Fund on the distribution to the CVIT Fund shareholders of the shares of the Catholic Equity Fund received by the CVIT Fund in the Reorganization; (v) no gain or loss will be recognized by any shareholder of the CVIT Fund upon the liquidation of the CVIT Fund and the related surrender of their shares of the CVIT Fund in exchange for shares of the Catholic Equity Fund; (vi) the tax basis of the shares of the Catholic Equity Fund to be received by a shareholder of the CVIT Fund will be the same as the tax basis of the shares of the CVIT Fund surrendered in the Reorganization;
(vii) the holding period of the shares of the Catholic Equity Fund to be re-ceived by a shareholder of the CVIT Fund will include the holding period for which such shareholder held the shares of the CVIT Fund exchanged therefore, provided that such shares of the CVIT Fund are a capital asset in the hands of such shareholder as of the Closing; (viii) the Catholic Equity Fund's basis in the assets acquired from the CVIT Fund will be the same as the basis of such assets in the hands of the CVIT Fund immediately prior to the Reorganization;
(ix) the holding period of the assets of the CVIT Fund in the hands of the Catholic Equity Fund will include the period during which such assets were being held by the CVIT Fund; and (x) the Catholic Equity Fund will succeed to and take into account as of the Closing Date the items of the CVIT Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE CVIT FUND. CVIT FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

       DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

CATHOLIC EQUITY FUND

     The Catholic Equity Fund is a separate, non-diversified series of The Catholic Funds, a diversified, open-end management investment company organized as a corporation under the laws of the State of Maryland. The authorized capital stock of The Catholic Funds consists of one billion shares of common stock, par value $.001 per share, of which one hundred million shares are authorized for issuance by the Catholic Equity Fund. Shares of The Catholic Funds are currently divided into two mutual fund series (the Catholic Equity Fund and the Catholic Money Market Fund), each with distinct investment objectives, policies and strategies. Shares of each series are further divided into classes; which differ by their sales load and 12b-1 fee structure. The Catholic Equity Fund currently has three classes of shares (Class A, Class C and Class I shares). The Board of Directors of The Catholic Funds may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     The separate classes of shares within the mutual fund series of The Catholic Funds have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder serving expenses and may have its own sales load structure. At the discretion of the Board, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts or if one class receives services of a different kind or to a different degree than another class within each fund. Each fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in rela-tion to the net asset value of the fund.

     Shares of the Catholic Equity Fund are redeemable and exchangeable as described in the Catholic Equity Fund Prospectus and SAI. Shares have no pref-erence, pre-emptive, subscription or conversion rights.

     Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly, such as the election of directors. On matters affecting a particular fund (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares, a separate vote by the shareholders of that class of shares is required.

     As a Maryland corporation, The Catholic Funds is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Trustees. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

CVIT FUND

     The CVIT Fund is a separate, non-diversified series of CVIT, a diversified, open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. CVIT is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of CVIT are currently divided into one series (i.e., the CVIT Fund), and the CVIT Fund currently has two classes of shares. The Board of Trustees of CVIT may amend CVIT's Declaration of Trust to authorize the issuance of additional series and, within each series, separate classes.

     Shares of the CVIT Fund are redeemable and exchangeable as described in the
CVIT  Fund  Prospectus  and  SAI.    Shares  have  no  preference,  pre-emptive,
subscription or conversion rights.

     Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly, such as the election of directors. On matters affecting a particular fund (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required.

     As a Massachusetts business trust, CVIT is not required to hold, and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Trustees. However, special meetings may be called for purposes such as electing or removing directors, changing funda-mental policies or approving an investment advisory contract.

     CVIT's Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with CVIT property or the acts, obligations or affairs of CVIT. The Declaration of Trust also provides for indemnification out of CVIT property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which CVIT itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of CVIT is extremely remote.

                                 CAPITALIZATION

     The following table shows the capitalization of the Catholic Equity Fund and the CVIT Fund, respectively, as of September 30, 2002, and the unaudited pro forma capitalization of the Class C and Class I shares of the Catholic Equity Fund as of that date giving effect to the Reorganization:

                      Catholic Equity Fund             CVIT Fund              Pro Forma Combined Fund
                      --------------------             ---------              -----------------------
                                               Individual     Institutional
                       Class C    Class I        Shares           Shares       Class C      Class I
                       -------    -------      ----------     -------------    -------      -------
Net Assets              $3,432   $9,831,101    $2,865,112      $3,546,841     $2,868,544   $13,377,942
Net Asset Value Per     $6.48      $6.49         $7.58           $7.78          $6.48         $6.49
Share
Shares Outstanding       530      1,514,717      378,206        456,148        442,677      2,061,316

     The Catholic Equity Fund also has outstanding Class A shares. At September 30, 2002, the net assets of the Class A shares were $2,865,775, the net asset value per Class A Share was $6.48, and the number of outstanding Class A shares was 442,072.

                            OWNERSHIP OF FUND SHARES

CATHOLIC EQUITY FUND

     As of March 13, 2003, no person was known to own of record or beneficially 5% or more of the outstanding shares or any class of shares of the Catholic Equity Fund, other than as set forth below:

                                   NO. AND CLASS             PERCENTAGE OF     PERCENTAGE OF
    HOLDER                         OF SHARES                 CLASS OWNED         FUND OWNED
    ------                         ---------                 -----------         ----------
Catholic Knights                   1,213,512 Class I Shares     67.30%             53.90%
Attn: Russ Kafka
1100 W. Wells St.
Milwaukee WI 53233-2332

Catholic Order of Foresters        229,585 Class I Shares       12.73%             10.20%
Attn: Greg Temple
355 Shuman Blvd.
Naperville IL  60563-8494

Marshall & Ilsley Trust Co.        217,574 Class I Shares       12.07%              9.66%
FBO Catholic Knights Home Office
Employees Pension Plan Trust
#910209006
1000 N. Water Street, Floor 14
Milwaukee WI  53202-6648

M&I Trust                          116,690 Class I Shares        6.47%              5.18%
FBO Catholic Knights Agent
Pension Plan
P.O. Box 2977
Milwaukee WI  53202-2977

     The Catholic Equity Fund is not "controlled" (as defined in the 1940 Act) by any person.

     To the knowledge of The Catholic Funds, the beneficial ownership of shares of the Catholic Equity Fund by the officers and directors of The Catholic Funds as a group constituted less than 1% of the outstanding shares of the Catholic Equity Fund.

CVIT FUND

     As of March 13, 2003, no person was known to own of record or beneficially 5% or more of the outstanding shares of the CVIT Fund, other than as set forth below:

                                   NO. AND CLASS             PERCENTAGE OF     PERCENTAGE OF
     HOLDER                        OF SHARES                  CLASS OWNED        FUND OWNED
     ------                        ---------                  -----------        ----------
Trustlynx & Co. Company # TM6      104,457 Institutional         23.87%            13.40%
P.O. Box 173736                    Service Shares
Denver CO  80217

FR Gabriel Richard High School     89,428 Institutional          20.38%            11.44%
530 Elizabeth St.                  Service Shares
Ann Arbor MI  48103

Archdiocese Of New York            87,554 Institutional          19.96%            11.20%
c/o Michael Christ                 Service Shares
1011 First Avenue
Room 1940
New York NY  10022

Seraphic Mass Assoc.               50,938 Institutional          11.61%             6.52%
Mission Office                     Service Shares
3600 Butler Street
Pittsburg PA  15201

     The CVIT Fund is not "controlled" (as defined in the 1940 Act) by any person.

     To the knowledge of CVIT, the beneficial ownership of shares of the CVIT Fund by the officers and directors of CVIT as a group constituted less than 1% of the outstanding shares of the CVIT Fund.

                               VOTING INFORMATION

     Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of CVIT or by officers and employees of Wright, as well as by officers and employees of The Catholic Funds or CFSC. Upon request, the CVIT Fund will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of CVIT or by executing and delivering a later dated proxy to CVIT or by attending the Meeting in person to vote the shares of the CVIT Fund held by such shareholder.

     The presence at the Meeting, in person or by proxy, of shareholders representing a majority of all CVIT Fund shares outstanding (Individual Shares and Institutional Service Shares combined) and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Agreement and the Reorganization contemplated thereby requires that a majority of all of the Individual and Institutional Service Classes of shares of the CVIT Fund voted at the Meeting must be voted in favor of the Agreement and the Reorganization. The Individual and Institutional Service Classes of shares will vote and be counted together on this matter. Ac-cordingly, abstentions and broker non-votes will have no effect on the outcome of the vote, assuming the required quorum is met without them.

     In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of the CVIT Fund at the close of business on March 13, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of 791,384 Individual Shares and Institutional Service Shares of the CVIT Fund outstanding.

     Under Massachusetts law, shareholders of the CVIT Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Agreement. However, shareholders may redeem their shares of the CVIT Fund at net asset value prior to the closing of the proposed Reor-ganization in the manner specified in the CVIT Fund Prospectus.

                                 MISCELLANEOUS

AUDITORS

     PricewaterhouseCoopers LLP serves as independent accountants and auditors to the Catholic Equity Fund. Deloitte and Touche LLP has no direct or indirect financial interest in The Catholic Funds or the Catholic Equity Fund, except for the fees it receives as auditors and independent public accountants. No representative of Deloitte and Touche LLP is expected to be present at the Meeting.

     Deloitte and Touche LLP serves as independent accountants and auditors to the CVIT Fund. PricewaterhouseCoopers LLP has no direct or indirect financial interest in CVIT or the CVIT Fund, except for the fees it receives in its capacity as auditors and accountants.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in CVIT, The Catholic Funds, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

OTHER MATTERS

     The Board of Trustees of CVIT has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of CVIT wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of CVIT, 225 State Street, Boston, Massachusetts 02109.

AVAILABLE INFORMATION

     The Catholic Funds has filed with the Commission a Registration Statement with respect to the shares of the Catholic Equity Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy State-ment/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the Public Reference Room of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     In addition to the above, the Catholic Equity Fund and the CVIT Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other informa-tion about the Catholic Equity Fund and the CVIT Fund which are of public record also can be inspected and copied at Commission's Public Reference Room. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Ser-vices, SEC, Washington, D.C. 20549. The Commission also maintains a website at http:\\www.sec.gov that will contain certain other publicly available documents about The Catholic Funds, the Catholic Equity Fund, CVIT and the CVIT Fund.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by The Catholic Funds or CVIT. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make the offer in that state or jurisdiction.

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 13th day of March, 2003, by and between Catholic Values Investment Trust, a Massachusetts business trust ("CVIT"), on behalf of the Catholic Values Investment Trust Equity Fund (the "CVIT Fund"), and The Catholic Funds, Inc., a Maryland corporation ("CFI"), acting on behalf of the Catholic Equity Fund (the "CFI Fund").

                                R E C I T A L S

     WHEREAS, CVIT is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of a single series or investment portfolio, namely the CVIT Fund;

     WHEREAS, CFI is registered with the SEC as an open-end management investment company under the 1940 Act, currently consisting of two separate series or investment portfolios, including the CFI Fund;

     WHEREAS, the Board of Trustees of CVIT and the Board of Directors of CFI have each approved this Agreement and the transactions described herein;

     WHEREAS, the CVIT Fund and the CFI Fund have similar investment objectives and principal strategies;

     WHEREAS, the parties desire to provide for the reorganization of the CVIT Fund through the acquisition by CFI on behalf of the CFI Fund of substantially all of the property, assets and goodwill of the CVIT Fund and the assumption by CFI on behalf of the CFI Fund of the stated and certain other liabilities of the CVIT Fund in exchange for Class C and Class I shares of common stock of the CFI Fund; the distribution of such shares of the CFI Fund to the holders of individual shares and institutional shares of beneficial interests in the CVIT Fund according to their respective ownership interests; and the liquidation of the CVIT Fund as soon as practicable thereafter; and

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1.    DEFINITIONS

     For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

           1.1 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

           1.2 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

           1.3   "CFI" means The Catholic Funds, Inc., a Maryland corporation.

           1.4 "CFI Fund" means the Catholic Equity Fund, a designated series or investment portfolio of CFI.

           1.5 "CFI Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated January 31, 2003 (as may be supplemented or amended hereafter), of CFI relating to the CFI Fund.

           1.6 "CFI Fund Regulatory Approvals" shall have the meaning set forth in Section 6.9 of this Agreement.

           1.7 "CFI Fund Shares" means the Class C shares and Class I shares of common stock, par value $.001 per share, of the CFI Fund to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

           1.8 "CFSC" means Catholic Financial Services Corporation, the investment adviser to the CFI Fund.

           1.9 "Closing" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.

           1.10 "Closing Date" means May 21, 2003, or such other date as the parties may mutually determine in writing, provided that all of the conditions precedent to Closing have then been satisfied (or waived).

           1.11  "Code" means the Internal Revenue Code of 1986, as amended.

           1.12 "Custodian" means U.S. Bank, N.A., acting in its capacity as custodian for the assets of the CFI Fund, including the assets of the CVIT Fund being transferred to the CFI Fund.

           1.13 "CVIT" means Catholic Values Investment Trust, a Massachusetts business trust.

           1.14 "CVIT Fund" means the Catholic Values Investment Trust Equity Fund, a designated series or investment portfolio of CVIT.

           1.15 "CVIT Fund Assets" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the CVIT Fund as of the close of business on the Closing Date.

           1.16 "CVIT Fund Liabilities" means all of the liabilities (and in no event unknown liabilities) of the CVIT Fund that either (a) are reflected in the calculation of the net asset value of the CVIT Fund as of the close of business on the Closing Date, (b) constitute ordinary operating liabilities of the CVIT Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the CVIT Fund's net asset value or (c) are set forth on
Schedule 1.16 hereto, and only such liabilities.

           1.17 "CVIT Fund Regulatory Approvals" shall have the meaning set forth in Section 5.11 of this Agreement.

           1.18 "CVIT Fund Shareholders" means the holders of record of the issued and outstanding individual class and institutional class of shares of beneficial interests in the CVIT Fund as of the close of business on the Closing Date.

           1.19 "CVIT Fund Shareholder Meeting" means a meeting of the shareholders of the CVIT Fund to be convened in accordance with applicable law and the Declaration of Trust and Bylaws of CVIT to consider and vote upon the approval of this Agreement and the Reorganization contemplated hereby.

           1.20 "CVIT Fund Shares" means the issued and outstanding individual class and institutional class of shares of beneficial interest of the CVIT Fund.

           1.21 "CVIT Fund Total Closing NAV" shall mean the value of the CVIT Fund Assets (excluding the Excluded Assets), calculated as provided in
Section 2.2(b), minus the value of the CVIT Fund Liabilities, calculated as provided in Section 2.2(b).

           1.22 "CVIT Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated May 1, 2002 (as may be supplemented or amended hereafter), of CVIT relating to the CVIT Fund.

           1.23  "Effective Time"  means 5:00 p.m. Central  Time on the  Closing
Date.

           1.24 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

           1.25  "Excluded  Assets"  shall   have  the  meaning  set  forth   in
Section 2.4 of this Agreement.

           1.26 "1940 Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

           1.27  "Proxy  Materials"  shall   have  the  meaning  set  forth   in
Section 4.1 of this Agreement.

           1.28  "Registration Statement"  shall have the  meaning set forth  in
Section 4.1 of this Agreement.

           1.29 "Reorganization" means the transactions described in and contemplated by this Agreement, including the transfer of the CVIT Fund Assets (other than the Excluded Assets) and the CVIT Fund Liabilities to the CFI Fund in exchange for, and against delivery to the CVIT Fund of, CFI Fund Shares and the distribution of the CFI Fund Shares to the CVIT Fund Shareholders in liquidation of the CVIT Fund.

           1.30 "Required CVIT Fund Shareholder Vote" shall have the meaning specified in Section 7.4 of this Agreement.

           1.31  "SEC"  means   the  United  States   Securities  and   Exchange
Commission.

           1.32 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

           1.33  "US Bancorp Fund Services" shall have the meaning specified  in
Section 2.7 of this Agreement.

           1.34 "Wright Investors" means Wright Investors' Service, Inc., the investment adviser to the CVIT Fund.

     2.    REORGANIZATION OF THE CVIT FUND

           2.1   Transfer  of CVIT  Fund Assets;  Assumption  of the  CVIT  Fund
                 --------------------------------------------------------------
Liabilities; Issuance of CFI Fund Shares.  Subject to the terms and conditions
-----------------------------------------
set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, CVIT, on behalf of the CVIT Fund, shall sell, convey, transfer and deliver all of the CVIT Fund Assets (excluding the Excluded Assets) to the Custodian on behalf of the CFI Fund in consideration of, in exchange for, and against delivery to the CVIT Fund by US Bancorp Fund Services on behalf of the CFI Fund of, that number of CFI Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the CVIT Fund Assets (exclusive of the Excluded Assets), net of the CVIT Fund Liabilities, all computed in accordance with Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the CFI Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges or encumbrances of any and every kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the CVIT Fund Assets). Moreover, at the Effective Time, CVIT on behalf of the CVIT Fund shall transfer the CVIT Fund Liabilities to the CFI Fund, and the CFI Fund shall assume all such liabilities and discharge them in accordance with their terms. The CFI Fund Shares so delivered to the CVIT Fund shall consist of the number of both Class C and Class I shares of the CFI Fund determined in accordance with
Section 2.2(c) of this Agreement. Immediately following receipt of the CFI Fund Shares, the CVIT Fund shall distribute such shares to the CVIT Fund Shareholders in liquidation of the CVIT Fund, with the CVIT Fund Shareholders who owned individual shares of the CVIT Fund receiving their pro rata share of the Class C CFI Fund Shares and the CVIT Fund Shareholders who owned institutional shares of the CVIT Fund receiving their pro rata share of the Class I CFI Fund Shares.

           2.2   Computation of Net Asset Value.
                 ------------------------------

                 (a) When Determined. The net asset value of the CFI Fund Shares and the value of the CVIT Fund Assets and the CVIT Fund Liabilities shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

                 (b) Valuations. The net asset value of the CFI Fund Shares shall be computed in accordance with the practices and procedures of the CFI Fund described in the CFI Prospectus/SAI. The value of the CVIT Fund Assets shall be computed in accordance with the practices and procedures of the CFI Fund described in the CFI Prospectus/SAI; provided, however, that if such computation is inconsistent with the computation of the value of the CVIT Fund Assets determined in accordance with the practices and policies of the CVIT Fund, the parties hereto shall confer and mutually agree on such valuation. Notwithstanding the foregoing, CVIT Fund Assets for which market quotes are not available, if any, shall be valued as mutually agreed by the parties hereto. The value of the CVIT Fund Liabilities shall be computed as the aggregate amount of the liabilities that are to be reflected on a balance sheet for the CVIT Fund and included in the computation of the CVIT Fund's net asset value as of the close of business on the Closing Date in accordance with generally accepted accounting principles ("GAAP") consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the CFI Fund in calculating its net asset value; provided, however, that if such computation is
                                 -----------------
inconsistent with the computation of the value of the CVIT Fund Liabilities determined in accordance with GAAP consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the CVIT Fund in calculating its net asset value, the parties hereto shall confer and mutually agree upon such valuation. For purposes of computing the value of the CVIT Fund Liabilities, operating liabilities that are not required under GAAP to be included in the computation of the CVIT Fund's net asset value shall have no value. The stock transfer books of the CVIT Fund shall be permanently closed as of the close of business on the Closing Date, and only purchase orders and re-quests for the redemption of shares of the CVIT Fund received in proper form prior to the close of regular trading on the New York Stock Exchange on the Closing Date shall be accepted by the CVIT Fund. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the CFI Fund (assuming that the transactions contemplated by this Agreement have been consummated).

                 (c) CFI Fund Shares. The number of CFI Fund Shares (including fractional shares, if any) to be issued to the CVIT Fund shall be determined separately for each class. The number of Class C CFI Fund Shares
(including fractional shares, if any) to be issued shall be determined by dividing that portion of the CVIT Fund Total Closing NAV attributable to the individual class CVIT Fund Shares by the net asset value of a single Class C CFI Fund Share, determined in accordance with Section 2.2(b) hereof. The number of Class I CFI Fund Shares (including fractional shares, if any) to be issued shall be determined by dividing that portion of the CVIT Fund Total Closing NAV attributable to the institutional class CVIT Fund Shares by the net asset value of a single Class I CFI Fund Share, determined in accordance with Section 2.2(b) hereof.

                 (d)  Computations.      Except   as   otherwise   provided   in
Section 2.2(b), all computations of value shall be made by CFSC (or such other person as is responsible for regularly pricing the CFI Fund's portfolio securities). CFI shall cause CFSC (or such other person) to deliver to CVIT a copy of its valuation report at or prior to the Closing.

                 (e) Shadow Valuation. Promptly following the date of this Agreement, CVIT and CFI shall each cause a valuation of the CVIT Fund Assets and CVIT Fund Liabilities to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 30 days after the date of this Agreement. This shadow pricing procedure shall, at the request of either party, be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Closing Date.

           2.3   List of Assets.
                 --------------

                 (a) The CVIT Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the CVIT Fund as of the close of business on the Closing Date.

                 (b) Promptly following the signing of this Agreement, the CVIT Fund will provide the CFI Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the CVIT Fund will provide the CFI Fund with a list of the CVIT Fund Assets.

           2.4   Excluded Assets.   There shall be  excluded from the assets  of
                 ---------------
the CVIT Fund described in Section 2.3 to be transferred to CFI (i) all causes of actions, claims and rights, if any, of the CVIT Fund against third parties in connection with the unknown liabilities, if any, not assumed by CFI on behalf of the CFI Fund in accordance with this Agreement, (ii) the CVIT Fund's tail insurance policy, and (iii) all cash, cash equivalents and securities in an amount estimated by CVIT to be sufficient to pay all liabilities of the CVIT Fund that have accrued but remain unpaid as of the close of business on the Closing Date including, without limitation: (a) amounts owed or to be owed to any CVIT Fund Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, not being assumed by CFI on behalf of the CFI Fund or incurred in connection with this Agreement or estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the CVIT Fund (together, the "Excluded Assets").

           2.5   Declaration of Dividends and Capital Gain Distributions by  the
                 ---------------------------------------------------------------
CVIT Fund.   On or  prior to  the Closing  Date, the  CVIT Fund  will declare  a
---------
dividend to shareholders of record of the CVIT Fund as of or prior to the Closing Date so that, for the short taxable year of the CVIT Fund ending on the date on which the CVIT Fund is completely liquidated and discontinued, the CVIT Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of
Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and
(b) is sufficient to avoid any excise tax on the CVIT Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the CVIT Fund prior to the end of such calendar year to the shareholders of the CVIT Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

           2.6   Liquidation.  In connection with the Closing, the CVIT Fund
                 -----------
shall be liquidated and CVIT shall pay or make provisions for all of the CVIT Fund's debts, liabilities, taxes and obligations of any kind (other than the CVIT Fund Liabilities), directly attributable to, and equal in amount to, the Excluded Assets as described in Section 2.4 hereof, and distribute all remaining assets, including the CFI Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the CVIT Fund Shareholders in accordance with their ownership of shares of the CVIT Fund.

           2.7   Issuance of CFI Fund Shares.  On the Closing Date, CVIT shall
                 ---------------------------
instruct US Bancorp Fund Services, LLC ("US Bancorp Fund Services"), the transfer agent of the CFI Fund, to record on the books and records of the CFI Fund the interest of each of the CVIT Fund Shareholders in the CFI Fund Shares, in accordance with their pro rata interest in the individual and institutional classes of CVIT Fund Shares in the name of such CVIT Fund Shareholder. Upon liquidation of the CVIT Fund, all CVIT Fund Shares then issued and outstanding shall thereupon be cancelled on the books of CVIT. CFI or US Bancorp Fund Services shall forward a confirmation to each of the CVIT Fund Shareholders of their ownership of the CFI Fund Shares. No redemption or repurchase of such CFI Fund Shares credited to any CVIT Fund Shareholder in respect of his or her CVIT Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to CSFC or US Bancorp Fund Services for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to CSFC or US Bancorp Fund Services.

           2.8   Liabilities and  Expenses.   An unaudited  Statement of  Assets
                 -------------------------
and Liabilities of the CVIT Fund will be prepared by the Treasurer of CVIT and delivered to CFI on the Closing Date. The Statement of Assets and Liabilities of the CVIT Fund will be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period (except for year-end adjustments and the absence of footnotes). The CFI Fund shall assume the CVIT Fund Liabilities and discharge them when and as they are due or otherwise in accordance with their terms.

           2.9   Termination, Winding Up.  After the Closing, the CVIT Fund
                 -----------------------
shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the CVIT Fund shall be liquidated and shall cease to be a designated series of CVIT under Massachusetts law.

           2.10  Books and Records.  Copies of all books and records of or
                 -----------------
pertaining to the CVIT Fund, including those concerning its obligations under the 1940 Act, the Code, state blue sky laws or otherwise concerning this Agreement, will, at Closing, be delivered to CFI. Following the Closing, CVIT shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents and, to the extent required by applicable laws, to retain copies of such books and records.

     3.    CLOSING

           3.1   Closing Date.  The closing of the Reorganization (the
                 ------------
"Closing") shall take place at the Effective Time. The Closing Date shall take place no later than ten (10) calendar days following approval by CVIT shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which have been waived in writing or which by their terms can be satisfied only at Closing) or such other time as may be agreed to by CFI and CVIT in writing.

           3.2   Portfolio Securities.  Portfolio securities held by the CVIT
                 --------------------
Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than one business day preceding the Closing Date. Such portfolio securities (together with any cash or other assets) to be transferred to the CFI Fund pursuant to
Section 2.1 hereof shall be delivered by the CVIT Fund to the Custodian at the Closing in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. Portfolio securities and instruments deposited with securities depositories, as defined in Rule 17f-4 under the 1940 Act, shall be delivered at the Closing by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a federal funds wire, pursuant to the instructions provided prior to the Closing Date by CFI or the Custodian.

           3.3   Postponement of Valuation.  In the event that on the Closing
                 --------------------------
Date it is impracticable for the net assets of the CFI Fund or the CVIT Fund to be fairly valued in the judgment of either CFI or CVIT, as the case may be, the Closing Date shall be postponed until the first business day after the day when it is practicable for the net assets of the CFI Fund and the CVIT Fund to be fairly valued in the judgment of both CFI and CVIT. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Closing Date.

           3.4   The CVIT Fund Shareholders.  CVIT shall deliver (or cause to
                 --------------------------
be delivered) to CFI (a) at the Closing, a list, certified by the CVIT Fund's transfer agent, of the names, addresses and taxpayer identification numbers of the CVIT Fund Shareholders of record and the record number of outstanding CVIT Fund Shares of each class owned by each shareholder, all as of the close of business on the Closing Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in Section 2.5 of this Agreement), and (b) as soon as practicable after the Closing all records (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the CVIT Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. CFI shall cause US Bancorp Fund Services to issue and deliver to CVIT Fund
Shareholders a confirmation evidencing delivery of CFI Fund Shares to be credited on the Closing Date to the CVIT Fund Shareholders as provided in Sec-tion 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

     4.    COVENANTS

           4.1   Registration Statement.  CFI will, in consultation with CVIT,
                 ----------------------
prepare and file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the CFI Fund Shares to be issued to the CVIT Fund shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that comply in all material respects with the applicable provisions of the Exchange Act, the 1940 Act and the Securities Act, including without limitation Section 14(a) of the Exchange Act, Section 20(a) of the 1940 Act and
Section 6 of the Securities Act. CVIT will be entitled to review and comment on the Registration Statement and the Proxy Materials included therein. CVIT will further provide CFI with such other information and documents relating to CVIT, Wright Investors and the CVIT Fund as are reasonably necessary for the preparation of the Registration Statement and the Proxy Materials.

           4.2   Shareholders Meeting.  CVIT will call a meeting of
                 --------------------
shareholders of the CVIT Fund to consider and act upon this Agreement and such other matters set forth in the Proxy Materials. CFI will furnish CVIT with sufficient copies of the Proxy Materials and of the currently effective prospectus and annual reports for the CFI Fund for inclusion in or with the Proxy Materials and with such other information relating to the CFI Fund as is reasonably necessary in connection with the distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, CVIT will mail to each shareholder of record of the CVIT Fund entitled to vote at the CVIT Fund Shareholder Meeting the Proxy Materials (other than the statement of additional information).

           4.3   Shareholder Information.  Prior to the Closing Date, CVIT will
                 -----------------------
provide CFI with such information as CFI reasonably requests concerning the beneficial ownership of the shares of the CVIT Fund.

           4.4   Cooperation.  From and after the date of this Agreement and
                 -----------
until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), CFI and CVIT will each use commercially reasonable efforts to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

           4.5   Earnings and Profits.  As promptly as practicable, but in any
                 --------------------
case within sixty (60) days after the Closing Date, CVIT shall furnish or cause to be furnished to CFI such information as CFI reasonable requests to enable CFI to determine the CVIT Fund's earnings and profits for federal income tax purposes that will be carried over to the CFI Fund pursuant to Section 381 of the Code.

           4.6   Final Tax Returns.  After the Closing Date, CVIT shall prepare
                 -----------------
and file all federal and other tax returns and reports of the CVIT Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and shall deliver copies of the same to CFI.

           4.7   Authorizations to Continue the CFI Fund.  CFI agrees to obtain
                 ----------------------------------------
the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the CFI Fund after the Closing Date.

           4.8   Right to Inspect the Books and Records.  Until the Closing
                 --------------------------------------
Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1):

                 (a) CFI and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that CFI reasonably deems appropriate, to examine the books and records of the CVIT Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as CFI may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections will not interfere with the conduct of the CVIT Fund's business.

                 (b) CFI shall make available to CVIT, and CVIT's agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent CVIT reasonably deems appropriate, to examine, the books and records of the CFI Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as CVIT may reasonably deem necessary, provided that such examination, tests, surveys, ap-praisals, investigations and inspections shall not interfere with the conduct of the CFI Fund's business.

           4.9   Tax Free Reorganization.  From and after the date of this
                 -----------------------
Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), each of the parties shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

           4.10  Tail Insurance Policy.  Prior to the Closing Date, CVIT shall
                 ---------------------
acquire an insurance policy (the "Tail Insurance Policy") which meets the following requirements: (a) provides insurance coverage for CVIT, its officers and trustees against losses from lawsuits, regulatory investigations and other claims made against them for their negligent acts, errors, omissions or other wrongful acts committed prior to the Reorganization which relate to the business and operations of the CVIT Fund prior to the Closing Date; (b) provides a maximum coverage amount of at least One Million and 00/100 Dollars ($1,000,000.00); (c) constitutes a paid up policy for a period of at least three years following the Closing Date; and (d) names as an additional insured CFI with respect to the CFI Fund.

     5.    REPRESENTATIONS AND WARRANTIES OF CVIT

     CVIT, on behalf of the CVIT Fund, represents and warrants to CFI as follows:

           5.1   Capitalization; CVIT Fund Shares.  The capitalization of CVIT
                 ---------------------------------
consists of an unlimited number of shares of beneficial interest, without par value, currently consisting of a single series divided into a class of individual shares and a class of institutional shares. The CVIT Fund is a separate series of CVIT and has an unlimited number of shares authorized for issuance. All issued and outstanding shares of the CVIT Fund are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights, and duly registered with the SEC and duly registered or qualified for sale pursuant to the blue sky laws of each state in which offers and sales have been made, except where exempt from state registration or qualification requirements. All such shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the list of shareholders of record provided to the CFI Fund pursuant to
Section 3.4 hereof. The CVIT Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

           5.2   Title.  The CVIT Fund has, and at the Closing Date will have,
                 -----
good and marketable title to the CVIT Fund Assets, subject to no liens, security interests, pledges or other encumbrances of any kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the CVIT Fund Assets), and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the CVIT Fund Assets hereunder, and upon delivery and payment for the CVIT Fund Assets, the CFI Fund will acquire clear title thereto, subject to no legal restrictions on the full transfer thereof, other than such restrictions as might arise under the Securities Act. No financing statement covering all or any portion of assets and naming the CVIT Fund, as debtor, has been filed in any public office, and the CVIT Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the CVIT Fund Assets.

           5.3   No Distribution.  The CVIT Fund is not acquiring the CFI Fund
                 ---------------
Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

           5.4   Authority.
                 ---------

                 (a) CVIT has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the Required CVIT Fund Shareholder Vote, the execution, delivery and performance of this Agreement by CVIT and the consummation of the Reorganization contemplated by this Agreement in accordance with its terms by CVIT have been duly and validly authorized by CVIT's board of Trustees and will not violate any provision of law, or the declaration of trust or bylaws of CVIT, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or au-thorization respecting the CVIT Fund and required in order for the CVIT Fund to liquidate and distribute to the CVIT Fund Shareholders the CFI Fund Shares as contemplated by this Agreement, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which CVIT is a party or by which any of its properties may be bound, which violation, forfeiture, cancellation, breach, termination, acceleration, default or creation would reasonably be expected to have a material adverse effect on the CVIT Fund Assets taken as a whole.

                 (b) The Board of Trustees of CVIT has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by CVIT and all of the transactions contemplated hereby and, when executed and delivered by CVIT and approved by the requisite number of shareholders of the CVIT Fund as described in Section 7.4 hereof and assuming due authorization, execution and delivery by CFI, this Agreement will constitute the legal, valid and binding obligation of CVIT, enforceable against CVIT in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

           5.5   Organization and Qualification of CVIT and the CVIT Fund.
                 --------------------------------------------------------
CVIT is duly organized and validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, has full trust power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so quali-fied. The CVIT Fund is a duly designated series of beneficial interests of CVIT.

           5.6   Operations.  Since December 31, 2001, the business of the CVIT
                 ----------
Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws.

           5.7   Material Agreements. CVIT has delivered or made available to
                 -------------------
CFI complete and accurate copies of all material contracts, agreements, understandings or other commitments of the CVIT Fund, each of which is in effect and valid and enforceable against the CVIT Fund and, to the knowledge of CVIT, is valid and enforceable against the other party in accordance with its terms , except, in the case of both CVIT and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

           5.8   Third Party Consents.  Except for obtaining the Required CVIT
                 --------------------
Fund Shareholder Vote, there are no approvals or consents of any third parties necessary or required for CVIT validly and legally to enter into this Agreement and to perform its obligations hereunder, except where the failure to obtain such consent or approval would not reasonably be expected to have a material adverse effect on the CVIT Fund.

           5.9   Absence of Certain Changes.  Since December 31, 2001:
                 ---------------------------
(a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the CVIT Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the CVIT Fund and the redemption of CVIT Fund Shares) or the status of the CVIT Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the CVIT Fund having a material adverse effect on the financial condition or results of operations of the CVIT Fund, nor any resignation of the independent certified public accountants and auditors of the CVIT Fund due to a conflict or disagreement with management of the CVIT Fund or otherwise.

           5.10  Litigation.  No litigation, claim, action or proceeding is
                 ----------
pending or, to the knowledge of CVIT, threatened against or relating to CVIT or the CVIT Fund before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the CVIT Fund or on the CVIT Fund Assets taken as a whole. To the knowledge of CVIT, CVIT is not under investigation for violation of any law or regulation related to the business or operations of the CVIT Fund.

           5.11  Regulatory Compliance.  CVIT and the CVIT Fund have all
                 ----------------------
licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the CVIT Fund's business as presently being conducted and the ownership of its assets, except where the lack thereof would reasonably be expected to have a material adverse effect on the CVIT Fund ("CVIT Fund
Regulatory Approvals"). All such CVIT Fund Regulatory Approvals are in full force and effect, and to the knowledge of CVIT, no suspension or cancellation of any of them is threatened or pending.

           5.12  Proxy Materials.  On the effective date of the Registration
                 ---------------
Statement, at the time of the CVIT Fund Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the information provided by CVIT in writing for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to information regarding CFSC, CFI or the CFI Fund included in the Proxy Materials.

           5.13  Certain Additional Representations and Warranties as to the
                 -----------------------------------------------------------
CVIT Fund.
---------
                 (a) The investment advisory agreement and underwriting agree-ment to which CVIT Fund is a party or is subject are and will remain in full force and effect through the Closing Date, and were duly approved and comply in all material respects with the 1940 Act, the Exchange Act, the Advisers Act, and rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

                 (b) Wright Investors; Services Distributors, Inc. ("WISDI") is the principal underwriter for the CVIT Fund, and Wright Investors is the investment adviser for the CVIT Fund. To the knowledge of CVIT, WISDI is and has been duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with the CVIT Fund requires such registration or licensing, a member in good standing of the NASD, and a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of CVIT, Wright Investors is duly registered as an investment adviser under the Advisers Act.

                 (c) There are no judgments, special consent judgments or SEC orders, to the knowledge of CVIT, with regard to Wright Investors, WISDI or its administrator, transfer agent or custodian currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the CVIT Fund as presently conducted. All orders of exemption issued to CVIT or the CVIT Fund by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of CVIT or the CVIT Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of CVIT, no such proceeding is contemplated by any such regulatory agency.

                 (d) CVIT is and will continue through the Closing Date to be duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the CVIT Fund, is in material compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of CVIT on behalf of the CVIT Fund have been filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). CVIT, on behalf of the CVIT Fund, has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business and the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the CVIT Fund.

                 (e)  [INTENTIONALLY OMITTED]

                 (f) Shares of the CVIT Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC. Such registration statement has, at all times since January 1, 2002 complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the CVIT Fund, has not included at any time since January 1, 2002 any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other materials relating to the CVIT Fund filed by or on behalf of the CVIT Fund with the SEC on or after January 1, 2002 (i) were prepared in all material re-spects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (g) The audited annual financial statements listed on Sched-ule 5.13(g) attached hereto with respect to the CVIT Fund for all periods on or after January 1, 2002 present fairly in all material respects the CVIT Fund's financial position as of the relevant dates described therein and results of its operations and changes in its net assets for the periods described therein.

                 (h) The independent public accountants for the CVIT Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

                 (i)  CVIT has,  and up to and  including the Closing Date  will have, on behalf of the CVIT Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the CVIT Fund and which have become due (whether or not shown on any returns) have been paid by it. All of such tax returns are complete and accurate in all material respects and have been prepared in all material respects in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the CVIT Fund have been assessed or, to CVIT's knowledge, proposed. No tax return filed on behalf of the CVIT Fund is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the CVIT Fund are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the CVIT Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence. The CVIT Fund will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period ending on or before the Closing Date, the requirements of Subchapter M of the Code.

     6.    REPRESENTATIONS AND WARRANTIES OF CFI

     CFI, on behalf of the CFI Fund, represents and warrants to CVIT as follows:

           6.1   Capitalization; CFI Fund Shares.  The capitalization of CFI
                 --------------------------------
consists of one billion (1,000,000,000) shares of common stock, $.001 par value, currently divided into two different series and, with respect to one such series, subdivided into three different classes. The CFI Fund has a total of one hundred million (100,000,000) shares authorized for issuance, consisting of Class A, Class C and Class I Common Stock. The CFI Fund Shares to be issued and delivered to the CVIT Fund for the account of the CVIT Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where a CVIT Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of the CFI Fund will have any preemptive right or right of subscrip-tion or purchase in respect of any such CFI Fund Shares.

           6.2   Authority of the CFI Fund.
                 -------------------------

                 (a) CFI has the full legal power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation the Reorganization in accordance with its terms will not violate any provision of law, the articles of incorporation or bylaws of CFI or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the CFI Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the CFI Fund is a party or by which any of its properties may be bound which would reasonably be expected to have a material adverse effect on the assets of the CFI Fund or the business of the CFI Fund or on the ability of the parties hereto to consummate the Reorganization.

                 (b) The Board of Directors of CFI has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by CFI and all of the transactions contemplated hereby, and when executed and delivered by CFI this Agreement will constitute the legal, valid and binding obligation of CFI, enforceable against CFI in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

           6.3   Organization and Qualification of CFI and the CFI Fund.  CFI
                 ------------------------------------------------------
is duly organized and validly existing as a corporation in good standing under the laws of Maryland, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The CFI Fund is a duly designated series of shares of capital stock of CFI.

           6.4   Operations. Since April 2, 2002, the business of the CFI Fund
                 ----------
has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), CFI will continue to operate the business of the CFI Fund as presently conducted, and CFI has no plan or intention to make any significant changes in the business of the CFI Fund following the Effective Time.

           6.5   Material Agreements.  The CFI Fund has delivered or made
                 --------------------
available to CVIT complete and accurate copies of all material contracts, agreements, understandings or other commitments of the CFI Fund, each of which is in effect and valid and enforceable against the CFI Fund and, to the knowledge of CFI is valid and enforceable against the other party in accordance with its terms, except, in the case of both CFI and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

           6.6   Third Party Consents.  Except for the effectiveness of the
                 --------------------
Registration Statement, there are no approvals or consents of any third parties necessary or required for CFI validly and legally to enter into this Agreement and to perform its obligations hereunder.

           6.7   Absence of Certain Changes.  Since April 2, 2002: (a) there
                 --------------------------
has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the CFI Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the CFI Fund) or the status of the CFI
Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the CFI Fund having a material adverse effect on the financial condition or results of operations of the CFI Fund, nor any resignation of the independent certified public accountants and auditors of the CFI Fund due to a conflict or disagreement with management of the CFI Fund or otherwise.

           6.8   Litigation.  No litigation, claim, action or proceeding is
                 ----------
pending or, to the knowledge of CFI, threatened against or relating to CFI or the CFI Fund, before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the CFI Fund. To the knowledge of CFI, CFI is not under investigation for violation of any law or regulation related to the business or operations of the CFI Fund.

           6.9   Regulatory Compliance.  CFI and the CFI Fund have all permits,
                 ----------------------
licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the CFI Fund's business as presently conducted and the ownership of its assets ("CFI Fund Regulatory Approvals"), except where the lack of which would reasonably be expected to have a material adverse effect on the CFI Fund. All such CFI Fund Regulatory Approvals are in full force and effect, and to the knowledge of CFI, no suspension or cancellation of any of them is threatened.

           6.10  Information in Registration Statement on Form N-14.  The
                 --------------------------------------------------
Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to information regarding CVIT or the CVIT Fund provided in writing by or on behalf of either of them for inclusion in the Proxy Materials.

           6.11  Certain Additional Representations and Warranties as to the
                 -----------------------------------------------------------
CFI Fund.
--------

                 (a) The investment advisory agreement, sub-advisory agreement, underwriting agreement and distribution plan to which the CFI Fund is a party or is subject are in full force and effect and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, and the rules and regulations of the NASD.

                 (b) CFSC is the principal underwriter and investment adviser for the CFI Fund. To the knowledge of CFI, CFSC is and has been (i) duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with CFI requires such registration or licensing,
(ii) a member in good standing of the NASD, (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member; and (iv) duly registered as an investment adviser under the Advisers Act.

                 (c) There are no judgments, special consent judgments or SEC orders on or with regard to CFI or the CFI Fund or, to the knowledge of CFI, with regard to its adviser, distributor, administrator, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the CFI Fund as presently conducted. All orders of exemption issued to CFI or the CFI Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of CFI or the CFI Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of CFI, no such proceeding is contemplated by any such regulatory agency.

                 (d) CFI is, and will continue to be through the Closing Date, duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the CFI Fund, is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of CFI on behalf of the CFI Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). CFI on behalf of the CFI Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the CFI Fund.

                 (e)  [INTENTIONALLY OMITTED.]

                 (f) Shares of the CFI Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the CFI Fund has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other material relating to the CFI Fund filed with the SEC on or after January 1, 2002 (i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (g) The audited annual financial statements listed on Sched-ule 6.11(g) attached hereto with respect to the CFI Fund for all periods on or after October 1, 2001 present fairly in all material respects the CFI Fund's financial position as of the relevant dates described therein and results of its operations and changes in its net assets for the periods described therein.

                 (h) The independent public accountants for the CFI Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

                 (i)  CFI has,  and up to  and including the  Closing Date  will have, on behalf of the CFI Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes applicable to it. All taxes, assessments, fees and other governmental charges owed by the CFI Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the CFI Fund have been assessed or proposed, and CFI is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the CFI Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the CFI Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Sections of this Agreement, the CFI Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence.

           6.12  Representations Regarding the Reorganization.
                 --------------------------------------------

                 (a) CFI has no plan or intention to reacquire any of the shares of the CFI Fund issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

                 (b) The CFI Fund has no plan or intention to sell or otherwise dispose of any of the CVIT Fund Assets to be acquired in the Reorganization pursuant to Section 2.1 hereof, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, the CFI Fund intends to continue the "historic business" of the CVIT Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code).

           6.13  Undisclosed Liabilities.  The CFI Fund does not have any
                 -----------------------
liabilities, except for (a) liabilities reflected in the calculation of the CFI Fund's net asset value or (b) ordinary operating liabilities of the CFI Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the CFI Fund's net asset value.

           6.14  Certain Disqualifications.  Neither CFI nor, to CFI's
                 --------------------------
knowledge, any "affiliated person" of CFI has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to CFI's knowledge has any affiliated person of CFI been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification
-------
that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

     7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF CVIT

     The obligations of CVIT under this Agreement are, at the option of CVIT, subject to the fulfillment (or waiver by CVIT) at or prior to the Closing Date of each of the following conditions:

           7.1   Accuracy of Representations, Warranties and Covenants.  The
                 -----------------------------------------------------
representations and warranties of CFI set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date). CFI shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agree-ment to be performed or complied with by it prior to or on the Closing Date. CFI shall have delivered to CVIT a certificate of its President dated as of the Closing Date to the effect set forth in this Section 7.1.

           7.2   Consummation of Agreement Between Advisers.  The transactions
                 ------------------------------------------
described in the Purchase Agreement by and between CFSC and Wright Investors, dated March 13, 2003, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

           7.3   Approval of Legal Matters by Counsel.  There shall have been
                 --------------------------------------
furnished to counsel for the CVIT, certified copies of such corporate records of CFI relating to the CFI Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for CVIT.

           7.4   Approval by CVIT Fund Shareholders.  All necessary approvals
                 ----------------------------------
of the shareholders of the CVIT Fund with respect to the Reorganization under this Agreement shall have been obtained. The CVIT Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, Massachusetts law and the declaration of trust and bylaws of CVIT, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization shall have been approved by the requisite vote of the CVIT Fund Shareholders in accordance with the provisions of the declaration of trust and by-Laws of CVIT (the "Required CVIT Fund Shareholder Vote"). Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 7.4.

           7.5   Receipt of Closing Documents.  CVIT shall have received all  of
                 ----------------------------
the closing documents referred to in Section 9.2 hereof.

           7.6   Registration Statement.  The Registration Statement on Form  N-
                 ----------------------
14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

           7.7   Tax Opinion.  CVIT shall have received an opinion from  Quarles
                 -----------
& Brady LLP (based on such representations from CFI in substantially the form attached hereto as Exhibit B and from CVIT in substantially the form attached
                   ---------
hereto as Exhibit C),  addressed to CVIT  and CFI, which  opinion may be  relied
          ---------
upon by CVIT and the CVIT Fund Shareholders, dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in Exhibit A. Notwithstanding anything herein to the contrary, neither party
   ---------
hereto may waive the conditions set forth in this Section 7.7.

           7.8   No Adverse Proceedings.   There shall not have been pending  on
                 ----------------------
the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 7.8.

     8.    Conditions Precedent to Obligations of CFI

     The obligations of CFI under this Agreement are, at its option, subject to the fulfillment (or waiver by CFI) at or prior to the Closing Date of each of the following conditions:

           8.1   Accuracy  of Representations,  Warranties and  Covenants.   The
                 --------------------------------------------------------
representations and warranties of CVIT set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date). CVIT shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date. CVIT shall have delivered to CFI on the Closing Date a certificate of its President or Vice President dated as of the Closing Date to the effect set forth in this
Section 8.1.

           8.2   Consummation of Agreement  Between Advisers.  The  transactions
                 -------------------------------------------
described in the Purchase Agreement by and between CFSC and Wright Investors, dated March 13, 2003, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

           8.3   Approval of Legal Matters by Counsel.  There shall have been
                 ------------------------------------
furnished to counsel for CFI certified copies of such corporate and business records of the CVIT Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for CFI.

           8.4   Approval by  CVIT Fund Shareholders.   The  Required CVIT  Fund
                 -----------------------------------
Shareholder Vote shall have been obtained. Notwithstanding anything herein to the contrary, neither party hereto may waive the condition set forth in this
Section 8.4.

           8.5   Receipt of Closing Documents.   CFI shall have received all  of
                 ----------------------------
the closing documents referred to in Section 9.1 hereof.

           8.6   Registration Statement.  The Registration Statement shall  have
                 ----------------------
become effective under the Securities Act, no stop order suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

           8.7   Tax  Opinion.    CFI  shall  have  received  an  opinion   from
                 ------------
Quarles & Brady LLP (based on such representations from CFI in substantially the form attached hereto as Exhibit B and from CVIT in substantially the form attached hereto as Exhibit C) addressed to CFI and CVIT, and dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in Exhibit A. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this
Section 8.7.

           8.8   No Adverse Proceedings.   There shall not have been pending  on
                 ----------------------
the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.8.

           8.9   Statement of CVIT Fund  Assets and Liabilities.  The CVIT  Fund
                 ----------------------------------------------
shall have delivered to CFI a statement of CVIT Fund Assets and the CVIT Fund Liabilities, together with a list of the CVIT Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of CVIT.

           8.10  Certain CVIT  Fund Assets.   At the  close of  business on  the
                 -------------------------
Closing Date, the CVIT Fund Assets to be acquired by the CFI Fund shall include no assets that the CFI Fund may not legally acquire.

           8.11  Shareholders List.  The  CVIT Fund shall have delivered to  the
                 -----------------
CFI Fund a list of the CVIT Fund Shareholders and the number of shares of beneficial interest of the CVIT Fund they held as of the close of business on the Closing Date, certified by the CVIT Fund's transfer agent.

     9.    CLOSING DOCUMENTS

           9.1   Documents to be  Delivered to CFI.   CVIT agrees to deliver  to
                 ---------------------------------
CFI on the Closing Date the following:

                 (a)  Bills  of  Sale, Assignments  and  Transfers.    Good  and
                      --------------------------------------------
sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by CVIT, in the forms reasonably satisfactory to CFI and its counsel, with such reasonable and customary covenants or warranties as shall be necessary to assign and transfer to and vest in the CFI Fund clear title to all the CVIT Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

                 (b)  Certificate of  Secretary.  Certificate  of the  Secretary
                      -------------------------
of  CVIT  dated  as  of  the  Closing  Date  certifying  (i) the  accuracy   and
effectiveness of the declaration of trust of CVIT, (ii) the accuracy and effectiveness of bylaws of CVIT, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of CVIT and the genuineness of the specimen signatures of those officers of CVIT executing documents.

                 (c)  Certificate  of  Good  Standing.    Certificate  of   Good
                      -------------------------------
Standing (or comparable certification) regarding CVIT issued as of a recent date (within 30 days of the Closing Date) by the Massachusetts Secretary of State.

                 (d)  Certificate  of   Tail  Insurance.     A  certificate   of
                      ---------------------------------
insurance certifying that CVIT has obtained the Tail Insurance Policy meeting the requirements of Section 4.10 of this Agreement.

                 (e)  Other  Documents.    Such  other  customary   certificates
                      ----------------
(similar to the certificate of good standing of CVIT in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by CFI and its counsel.


           9.2   Documents to be  Delivered to CVIT.   CFI agrees to deliver  to
                 ----------------------------------
CVIT on the Closing Date the following:

                 (a)  Officer's Certificate.   Certificate of  the President  of
                      ---------------------
CFI, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

                 (b)  Assumption Agreement.   An assumption agreement duly  exe-
                      --------------------
cuted by CFI on behalf of the CFI Fund in the form reasonably satisfactory to CVIT and its counsel, with such reasonable and customary covenants and warranties as shall be necessary for the CFI Fund to assume all the CVIT Fund Liabilities.

                 (c)  Certificate  of Secretary  of  CFI.   Certificate  of  the
                      ----------------------------------
Secretary of CFI dated as of the Closing Date certifying (i) the accuracy and effectiveness of articles of incorporation of CFI, (ii) the accuracy and effectiveness of bylaws of CFI, (iii) the adoption, accuracy and effectiveness of the board resolutions contemplated hereby, and (iv) the incumbency of certain officers of CFI and genuineness of the specimen signatures of those officers of CFI executing documents.

                 (d)  Issuance of  Shares.   The CFI  Fund Shares  to be  issued
                      -------------------
pursuant hereto.

                 (e)  Good Standing Certificate.   Certificate of Good  Standing
                      -------------------------
regarding CFI issued as of a recent date by the Maryland Department of Assessments and Taxation.

                 (f)  Other  Documents.    Such  other  customary   certificates
                      ----------------
(similar to the certificate of good standing of CVIT in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by CVIT and its counsel.

     10.   Further Agreements

           10.1  Costs and  Expenses.  Each  party will be  responsible for  all
                 -------------------
costs, fees, and expenses it incurs in connection with this Agreement and the transactions contemplated hereby; provided, however, that the parties understand that CFSC and Wright Investors have agreed to a sharing arrangement for their payment of all such expenses pursuant to the terms of the Purchase Agreement of even date herewith by and between them. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or adviser's fees in connection with the transactions provided for herein and each agrees to hold the other harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

           10.2  Recommendation  and  Solicitation of  Shareholder  Vote.    The
                 -------------------------------------------------------
Board of Trustees of CVIT will recommend that shareholders of the CVIT Fund approve the Reorganization and shall use reasonable efforts (which need not include the expenditures of any monies) to solicit the Required CVIT Fund Shareholder Vote; provided, however, that the Board of Trustees of CVIT shall have no obligation to make any such recommendation or to exercise any such solicitation efforts if circumstances should develop that, in the good faith opinion of such Board as reflected by resolution duly adopted by such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the CVIT Fund.

           10.3  Information  to Be  Furnished.    CFI will  furnish  CVIT  with
                 -----------------------------
copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the
Registration Statement to comply with such comments. CFI shall not file the Registration Statement or any amendment without the prior consent of CVIT or its counsel.

           10.4  Conduct of Business  of the CVIT Fund and  the CFI Fund.   From
                 -------------------------------------------------------
and after the  date of  this Agreement  and through  the Closing  Date (or  such
earlier  date  as  this   Agreement  may  be   terminated  in  accordance   with
Section 11.1), CVIT shall, with regard to the CVIT Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of CFI, make no change in its declaration of trust or bylaws which would materially affect the CVIT Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of the CVIT Fund shareholders and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (i) CVIT with respect to the CVIT Fund shall be permitted to take all actions or inactions which are required or prohibited by this Agreement and
(ii) the parties recognize that the CVIT Fund intends to cease offering its shares to the public and not to effect certain registrations otherwise required in connection therewith.

           From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), CFI shall with regard to the CFI Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of CVIT, make no change in its articles of incorporation or bylaws that would materially affect the CFI Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it;
(f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under
Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the CFI Fund or the Reorganization, other than in the ordinary course of business.

           10.5  Nonsurvival  of   Representations,  Warranties  or   Covenants.
                 --------------------------------------------------------------
Except as set forth in Sections 10.6, 10.7, 10.8 below and except with respect to (i) the opinion of Quarles & Brady LLP with respect to the federal income tax consequences of the Reorganization and (ii) the assumption agreement delivered by CFI to CVIT, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Sec-tion shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

           10.6  Obligations of Parties.
                 ----------------------

                 (a) CFI and CVIT hereby acknowledge and agree that the CFI Fund is a separate investment portfolio of CFI, that CFI is executing this Agreement on behalf of the CFI Fund, and that, subject to Section 10.1, any amounts payable by CFI under or in connection with this Agreement shall be payable solely from the revenues and assets of the CFI Fund.

                 (b) CFI and CVIT hereby acknowledge and agree that the CVIT Fund is a separate investment portfolio of CVIT, that CVIT is executing this Agreement on behalf of the CVIT Fund, and that, subject to Section 10.1, any amounts payable by CVIT under or in connection with this Agreement shall be payable solely from the revenues and assets of the CVIT Fund.

           10.7  Final Tax Returns and Forms 1099 of the CVIT Fund.
                 -------------------------------------------------

           After the Closing, CVIT shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by CVIT with respect to the CVIT Fund's final taxable year and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

           10.8  Cooperation and  Exchange of Information.   CFI  and CVIT  will
                 ----------------------------------------
provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the CVIT Fund and the CFI Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.8 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

     11.   TERMINATION

           11.1  General Provisions.   This Agreement may  not be terminated  at
                 ------------------
any time prior to the Closing Date by any party, except that this Agreement may be terminated:

                 (a)  By mutual written consent of the parties hereto:

                 (b) By either CFI, on the one hand, or CVIT, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before June 25, 2003, or such later date to which the parties shall have extended this Agreement by mutual written consent;

                 (c) By CFI, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of CVIT in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

                 (d) By CVIT, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of CFI in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof;

                 (e) By resolution of the Board of Trustees of CVIT if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the CVIT Fund's shareholders; and

                 (f) By resolution of the Board of Directors of CFI if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the CFI Fund's shareholders.

           Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party, and shall be effective upon the terminating party's delivery of such notice to the breaching party; provided that, in the event termination is pursuant to Clause 11.1(c) or 11.1(d), then the termination shall not become effective unless the breaching party fails to cure the breach (if curable) specified in the notice to the reasonable satisfaction of the terminating party within a reasonable period of time specified in the notice, which in any event need not be more than thirty (30) days.

           11.2  Effect of  Termination.   In the  event of  the termination  of
                 ----------------------
this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Sections 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

     12.   AMENDMENT

     This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     13.   WAIVER

     Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

     14.   MISCELLANEOUS PROVISIONS

           14.1  Headings.  The  Article and Section headings contained in  this
                 --------
Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2  Governing  Law.    This Agreement  shall  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of Wisconsin, except to the extent affected by the Massachusetts Business Trust Law (M.GL.CH182) and the 1940 Act.

           14.3  Notices.      All  notices,   requests,   demands   and   other
                 -------
communications hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission; (c) on the next business day when sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier; and (d) on the second business day when mailed by registered or certified mail (return receipt requested). All such communications shall be addressed to the appropriate party at the following address or fax number (or at such other address or fax number for a party as shall be specified by such party by like notice):

If to CFI or the CFI Fund at:    The Catholic Funds, Inc.
                                 1100 West Wells Street
                                 Milwaukee, Wisconsin 53233
                                 Attention: President
                                 Fax:  (414) 278-6558

With a copy to:                  Quarles & Brady LLP
                                 411 East Wisconsin Avenue
                                 Milwaukee, Wisconsin 53202
                                 Attention:  Fredrick G. Lautz
                                 Fax:  (414) 978-8900

If to CVIT                       Catholic Values Investment Trust
or the CVIT Fund:                Wright International Financial Center
                                 440 Wheelers Farm Road
                                 Milford, Connecticut  06460
                                 Attention: A.M. Moody III
                                 Fax:  (203) 783-4463

With a copy to:                  Hale and Dorr LLP
                                 60 State Street
                                 Boston, Massachusetts  02109
                                 Attention: Leonard A. Pierce
                                 Fax:  (617) 526-5000

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given. Either party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

           14.4  Further Assurance.   Each of the  parties hereto hereby  agrees
                 -----------------
that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

           14.5  Execution and Counterparts.  This Agreement may be executed  in
                 --------------------------
any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

           14.6  Miscellaneous.    This  Agreement  (a) constitutes  the  entire
                 -------------
agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the CFI Fund and the CVIT Fund, and their respective permitted successors and assigns; and (d) may not be assigned by any party without the prior written consent of the other.

           14.7  Publicity.   Neither the parties  to this  Agreement nor  their
                 ---------
respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be re-quired where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                   CATHOLIC VALUES INVESTMENT TRUST
                                   (ON BEHALF OF THE CATHOLIC VALUES INVESTMENT
                                   TRUST EQUITY FUND)

                                   By:  /s/Peter M. Donovan
                                        ----------------------------------------
                                        Peter M. Donovan, President

                                   THE CATHOLIC FUNDS, INC.
                                   (ON BEHALF OF THE CATHOLIC EQUITY FUND)

                                   By:  /s/Theodore F. Zimmer
                                        ----------------------------------------
                                        Theodore F. Zimmer, President

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL __, 2003
                             FOR THE REORGANIZATION
                                     OF THE
                  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
                 (A SERIES OF CATHOLIC VALUES INVESTMENT TRUST)
                                      INTO
                              CATHOLIC EQUITY FUND
                     (A SERIES OF THE CATHOLIC FUNDS, INC.)

                            THE CATHOLIC FUNDS, INC.
                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated April __, 2003, relating to the reorganization of the Catholic Values Investment Trust Equity Fund ("CVIT Fund"), a mutual fund series of Catholic Values Investment Trust ("CVIT"), into the Catholic Equity Fund, a mutual fund series of The Catholic Funds, Inc. ("The Catholic Funds"). In connection with the Reorganization, the Catholic Equity Fund would acquire substantially all of the assets of the CVIT Fund and assume the CVIT Fund's liabilities that are reflected in the computation of its net asset value and certain other ordinary operating expenses. In exchange, the Catholic Equity Fund would issue to the CVIT Fund Class C and Class I shares of the Catholic Equity Fund having an aggregate net asset value equal to the aggregate value of the assets (net of the liabilities) transferred by the CVIT Fund. The CVIT Fund would distribute the shares of the Catholic Equity Fund so received to its shareholders on a pro rata basis, and the CVIT Fund subsequently would be liquidated and discontinued as a separate series of CVIT. As a result of the Reorganization, shareholders of the CVIT Fund would become shareholders of the Catholic Equity Fund, with the holders of Individual Shares of the CVIT Fund receiving Class C shares of the Catholic Equity Fund and the holders of Institutional Service Shares of the CVIT Fund re-ceiving Class I shares of the Catholic Equity Fund. The aggregate net asset value of the shares of the Catholic Equity Fund received by each shareholder of the CVIT Fund in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the CVIT Fund held by such shareholder immediately prior to the Reorganization. The Reorganization is expected to be tax-free to the CVIT Fund shareholders.

     The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Statement of Additional Information of the Catholic Equity Fund, dated January 31, 2003 (the "Catholic Equity Fund SAI"); (ii) the Statement of Additional Information of the CVIT Fund, dated May 1, 2002 (the "CVIT SAI"); (iii) the Annual Report to Shareholders of the Catholic Equity Fund for the year ended September 30, 2002 (the "Catholic Equity Fund Annual Report"); and (iv) the Annual Report to Shareholders of the CVIT Fund for the year ended December 31, 2002 (the "CVIT Fund Annual Report"). The Catholic Equity Fund SAI, the CVIT Fund SAI, the Catholic Equity Fund Annual Report and the CVIT Fund Annual Report are incorpo-rated by reference herein.

     A copy of the Proxy Statement/Prospectus, the Prospectus of the Catholic Equity Fund, dated January 31, 2003, the Catholic Equity Fund SAI and the Catholic Equity Annual Report may be obtained free of charge by writing to Catholic Financial Services Corporation, 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling 1-877-222-2402. A copy of the Prospectus of the CVIT Fund, dated May 1, 2002 (as supplemented), the CVIT Fund SAI and the CVIT Fund Annual Report may be obtained free of charge by writing to CVIT, c/o Wright Investors' Service Distributors, Inc., 440 Wheelers Farms Road, Milford, Connecticut 06460, or by calling 1-888-074-4486.

              ADDITIONAL INFORMATION ABOUT THE CATHOLIC FUNDS AND
                            THE CATHOLIC EQUITY FUND

     For additional information about The Catholic Funds and the Catholic Equity Fund, please see the Catholic Equity Fund SAI, which is incorporated by reference herein.

                     ADDITIONAL INFORMATION ABOUT CVIT AND
                                 THE CVIT FUND

     For additional information about CVIT and the CVIT Fund, please see the CVIT Fund SAI, which is incorporated by reference herein.

                                    EXPERTS

     The audited annual financial statements of the Catholic Equity Fund incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     The audited annual financial statements of the CVIT Fund incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                        HISTORICAL FINANCIAL STATEMENTS

CATHOLIC EQUITY FUND

     The following audited historical financial statements and notes thereto of the Catholic Equity Fund, together with the Report of the Independent
Accountants thereon, are incorporated herein by reference from the Catholic Equity Fund Annual Report:

     (1) Statement of Assets and Liabilities for the Catholic Equity Fund as of September 30, 2002;

     (2) Statement of Operations for the Catholic Equity Fund for the year ended September 30, 2002;

     (3) Statements of Changes in Net Assets for the Catholic Equity Fund for the years ended September 30, 2002 and September 30, 2001;

     (4) Schedule of Investments of the Catholic Equity Fund as of September 30, 2002;

     (5)  Financial Highlights for the Catholic Equity Fund; and

     (6)  Notes to Financial Statements.

CVIT FUND

     The following audited historical financial statements and notes thereto of the CVIT Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the CVIT Fund Annual Report:

     (1) Statement of Assets and Liabilities for the CVIT Fund as of December 31, 2002;

     (2) Statement of Operations for the CVIT Fund for the year ended December 31, 2002;

     (3) Statements of Changes in Net Assets for the CVIT Fund for the years ended December 31, 2002 and December 31, 2001;

     (4)  Schedule of Investments of the CVIT Fund as of December 31, 2002;

     (5)  Financial Highlights for the CVIT Fund; and

     (6)  Notes to Financial Statements.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the following unaudited pro forma financial statements:

     (1) Unaudited Pro Forma Combining Statement of Assets and Liabilities for the Catholic Equity Fund as of September 30, 2002 (assuming the Reorganization had been consummated on such date);

     (2) Unaudited Pro Forma Combining Statement of Operations for the Catholic Equity Fund for the 12-month period ended September 30, 2002 (assuming the Reorganization had been consummated on October 1, 2001);

     (3) Unaudited Pro Forma Combining Schedule of Investments of the Catholic Equity Fund as of September 30, 2002 (assuming the Reorganization had been consummated on such date); and

     (4)  Notes to Pro Forma Financial Statements (Unaudited).

These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the Catholic Equity Fund and CVIT Fund incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Catholic Equity Fund.

UNAUDITED PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES FOR
THE CATHOLIC EQUITY FUND AND CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND AS OF SEPTEMBER 30, 2002

                                                                           CATHOLIC VALUES                           THE CATHOLIC
                                                                                INVESTMENT                            EQUITY FUND
                                                          THE CATHOLIC        TRUST EQUITY                              PRO FORMA
                                                           EQUITY FUND                FUND         ADJUSTMENTS           COMBINED
                                                          ------------     ---------------         -----------        -----------
ASSETS
------
  Investments, at cost                                     $17,348,566          $7,239,689         $         -        $24,588,255
                                                           -----------          ----------         -----------        -----------
  Investments, at value                                    $12,645,658          $6,277,592         $         -        $18,923,250
  Cash                                                           2,990              66,898                   -             69,888
  Income receivable                                             18,663               7,692                   -             26,355
  Receivable for Fund shares sold                                2,135                   -                   -              2,135
  Receivable from adviser                                       43,422              98,725                   -            142,147
  Other assets                                                  33,976                   -                   -             33,976
                                                           -----------          ----------         -----------        -----------
    TOTAL ASSETS                                            12,746,844           6,450,907                   0         19,197,751
                                                           -----------          ----------         -----------        -----------
                                                           -----------          ----------         -----------        -----------
LIABILITIES
-----------
  Payable for investments purchased                              1,911                   -                   -              1,911
  Accrued expenses and other liabilities                        44,625              38,954                   -             83,579
                                                           -----------          ----------         -----------        -----------
    TOTAL LIABILITIES                                           46,536              38,954                   -             85,490
                                                           -----------          ----------         -----------        -----------
                                                           -----------          ----------         -----------        -----------
NET ASSETS                                                 $12,700,308          $6,411,953                  $0        $19,112,261
                                                           -----------          ----------         -----------        -----------
                                                           -----------          ----------         -----------        -----------

NET ASSETS CONSIST OF:
----------------------
  Paid in capital                                          $19,351,424          $9,965,586                  $-        $29,317,010
  Undistributed net investment income (loss)                    59,541             (17,090)                  -             42,451
  Undistributed net realized loss                           (2,007,749)         (2,574,446)                  -         (4,582,195)
  Net unrealized depreciation on investments                (4,702,908)           (962,097)                  -         (5,665,005)
                                                           -----------          ----------         -----------        -----------
                                                           -----------          ----------         -----------        -----------
NET ASSETS                                                 $12,700,308          $6,411,953                  $0        $19,112,261
                                                           -----------          ----------         -----------        -----------
                                                           -----------          ----------         -----------        -----------
CLASS A SHARES
--------------
  Net assets                                                $2,865,775                 N/A                   -         $2,865,775
  Shares authorized ($.001 par value)                      100,000,000(1)<F9>                                         100,000,000
  Shares issued and outstanding                                442,072                                       -            442,072
  Net asset value, redemption price and minimum
  offering price per share                                       $6.48                                                      $6.48
  Maximum offering price per share ($6.48/0.96)                  $6.75                                                      $6.75

CLASS C SHARES
--------------
  Net assets                                                    $3,432                 N/A          $2,865,112         $2,868,544
  Shares authorized ($.001 par value)                      100,000,000(1)<F9>                                         100,000,000
  Shares issued and outstanding                                    530                                 442,147            442,677
  Net asset value and offering price per share                   $6.48                                                      $6.48

CLASS I SHARES
--------------
  Net assets                                                $9,831,101                 N/A          $3,546,841        $13,377,942
  Shares authorized ($.001 par value)                      100,000,000(1)<F9>                                         100,000,000
  Shares issued and outstanding                              1,514,717                                 546,599          2,061,316
  Net asset value, redemption price and offering
  price per share                                                $6.49                                                      $6.49

INDIVIDUAL SHARES
-----------------
  Net assets                                                       N/A          $2,865,112         ($2,865,112)                 -
  Shares authorized (no par value)                                               unlimited
  Shares issued and outstanding                                                    378,206            (378,206)                 -
  Net asset value, redemption price and offering                                     $7.58                                      -
  price per share

INSTITUTIONAL SERVICE SHARES
----------------------------
  Net assets                                                       N/A          $3,546,841         ($3,546,841)                 -
  Shares authorized (no par value)                                               unlimited
  Shares issued and outstanding                                                    456,148            (456,148)                 -
  Net asset value, redemption price and offering                                     $7.78                                      -
  price per share

(1)<F9> Represents authorized shares of the Fund. Authorized shares are not allotted to the separate classes.

UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR
THE CATHOLIC EQUITY FUND AND CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2002

                                                                                                                       THE CATHOLIC
                                                                         CATHOLIC VALUES                                EQUITY FUND
                                                       THE CATHOLIC      INVESTMENT TRUST                                PRO FORMA
                                                   EQUITY FUND(1)<F10>     EQUITY FUND            ADJUSTMENTS            COMBINED
                                                   -------------------   ----------------         -----------          ------------
INVESTMENT INCOME
-----------------
  Dividend income                                        $157,561(2)<F11>    $125,401              $      -               $282,962
  Interest income                                             857                  70                     -                    927
                                                      -----------         -----------              --------            -----------
    TOTAL INCOME                                          158,418             125,471                     -                283,889

EXPENSES
  Investment advisory fees                                 59,449              70,003                (4,794)(3)<F12>       124,658
  Administration fee                                            -               6,462                (6,462)(4)<F13>             -
  Advisory Board fees                                           -               3,998                (2,998)(5)<F14>         1,000
  Transfer agent fees and expenses                         51,894              24,143                (9,600)(8)<F17>        66,437
  Portfolio accounting fees                                41,159                 -(6)<F15>           9,208(8)<F17>         50,367
  Federal and state registration fees                      21,897              24,969               (19,269)(5)<F14>        27,597
  Audit fees                                               20,096              23,746               (23,746)(5)<F14>        20,096
  12b-1 fees - Class A                                     17,405                   -                     -                 17,405
  12b-1 fees - Class C                                          5                   -                     -                      5
  12b-1 fees - Individual Shares                                -              26,724                     -                 26,724
  12b-1 fees - Institutional Service Shares                     -              14,171               (14,171)(7)<F16>             -
  Legal fees                                               11,749               6,229                (7,229)(5)<F14>        10,749
  Printing and postage expenses                             9,938               8,676                (3,633)(5)<F14>        14,981
  Custody fees                                              5,672              60,720(6)<F15>       (58,935)(8)<F17>         7,457
  Directors' fees and expenses                              1,935              15,463               (15,463)(5)<F14>         1,935
  Organizational expense                                        -               8,580                (8,580)(5)<F14>             -
  Other                                                     7,312               9,380                (9,380)(5)<F14>         7,312
                                                      -----------         -----------              --------            -----------
    TOTAL EXPENSES                                        248,511             303,264              (175,052)               376,723
                                                      -----------         -----------              --------            -----------
  Less waivers and reimbursements by adviser             (141,980)           (149,516)              121,487               (170,009)
                                                      -----------         -----------              --------            -----------
    NET EXPENSES                                          106,531             153,748               (53,565)               206,714
                                                      -----------         -----------              --------            -----------
    NET INVESTMENT INCOME (LOSS)                           51,887             (28,277)               53,565                 77,175
                                                      -----------         -----------              --------            -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                       (957,717)           (513,228)                    -             (1,470,945)
  Net change in unrealized appreciation/depreciation
    on investments                                     (3,719,227)         (1,523,049)                    -             (5,242,276)
                                                      -----------         -----------              --------            -----------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS      (4,676,944)         (2,036,277)                    -             (6,713,221)
                                                      -----------         -----------              --------            -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS        ($4,625,057)        ($2,064,554)              $53,565            ($6,636,046)
                                                      -----------         -----------              --------            -----------
                                                      -----------         -----------              --------            -----------

(1)<F10> Effective at the close of business on April 2, 2002, The Catholic Equity Fund acquired, through a non-taxable reorganization, substantially all the assets of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Disciplined Capital Appreciation Fund was considered the accounting survivor of the reorganization. Therefore, the information contained in this statement reflects the operations of The Catholic Disciplined Capital Appreciation Fund from October 1, 2001 through April 2, 2002 and The Catholic Equity Fund from April 3, 2002 through September 30, 2002.
(2)<F11>  Net of $590 in foreign withholding taxes.
(3)<F12> The reduction in the advisory fee reflects the lower fee charged by The Catholic Equity Fund's investment adviser, Catholic Financial Services Corporation ("CFSC"), pursuant to the Investment Advisory Agreement between CFSC and The Catholic Equity Fund.
(4)<F13> The decrease in administration fees reflects the fact that The Catholic Equity Fund does not pay a separate administrative fee.
(5)<F14> The adjustments to advisory board fees, registration fees, audit fees, legal fees, printing and postage expenses, directors' fees, organizational expenses and other fees reflect the elimination of duplicative costs or economies of scale.
(6)<F15>  Custody fees include portfolio accounting fees.
(7)<F16> The decrease in 12b-1 fees reflects the fact that The Catholic Equity Fund - Class I (into which the Institutional Services Shares are merging) does not pay a 12b-1 fee.
(8)<F17> The adjustments to transfer agent fees, portfolio accounting fees and custody fees reflect the elimination of duplicative costs as well as the application of the fee arrangements with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A.

UNAUDITED PRO FORMA COMBINING SCHEDULE OF INVESTMENTS FOR
THE CATHOLIC EQUITY FUND AND CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND AS OF SEPTEMBER 30, 2002

             CATHOLIC        THE                                                                CATHOLIC                    THE
              VALUES       CATHOLIC                                                              VALUES                   CATHOLIC
   THE      INVESTMENT      EQUITY                                                   THE       INVESTMENT                  EQUITY
 CATHOLIC      TRUST         FUND                                                 CATHOLIC       TRUST                      FUND
  EQUITY      EQUITY      PRO FORMA                                                EQUITY        EQUITY                  PRO FORMA
   FUND        FUND        COMBINED                                                 FUND          FUND                    COMBINED
  SHARES      SHARES        SHARES      COMMON STOCK - 99.0% (P)                    VALUE        VALUE      ADJUSTMENTS    VALUE
 --------   ----------    ---------     ------------------------                  --------     ----------   -----------  ---------
    700        1,350        2,050       3M Co.                                     $76,979      $148,460                  $225,439
  2,700                     2,700       Abbott Laboratories                        109,080                                 109,080
    500                       500       ACE Limited                                 14,805                                  14,805
  1,300                     1,300       ADC Telecommunications, Inc.*<F18>           1,495                                   1,495
    350                       350       Adobe Systems Inc.                           6,685                                   6,685
    600                       600       Advanced Micro Devices, Inc.* <F18>          3,204                                   3,204
    900                       900       The AES Corp.* <F18>                         2,259                                   2,259
    300                       300       Aetna Inc.                                  10,743                                  10,743
    900        2,325        3,225       AFLAC Inc.                                  27,621        71,354                    98,975
    800                       800       Agilent Technologies, Inc.* <F18>           10,448                                  10,448
    400          750        1,150       Air Products and Chemicals, Inc.            16,804        31,508                    48,312
    100                       100       Alberto-Culver Co. - Class B                 4,903                                   4,903
    700                       700       Albertson's, Inc.                           16,912                                  16,912
  1,500                     1,500       Alcoa Inc.                                  28,950                                  28,950
    200                       200       Allegheny Energy, Inc.                       2,620                                   2,620
    100                       100       Allegheny Technologies, Inc.                   692                                     692
    200        1,175        1,375       Allergan, Inc.                              10,880        63,920                    74,800
    300                       300       Allied Waste Industries, Inc.* <F18>         2,205                                   2,205
  1,200        2,000        3,200       The Allstate Corp.                          42,660        71,100                   113,760
    500        1,200        1,700       ALLTEL Corp.                                20,065        48,156                    68,221
    700                       700       Altera Corp.* <F18>                          6,069                                   6,069
    150                       150       Ambac Financial Group, Inc.                  8,083                                   8,083
    200          550          750       Amerada Hess Corp.                          13,576        37,334                    50,910
    200                       200       Ameren Corp.                                 8,330                                   8,330
    600                       600       American Electric Power Co., Inc.           17,106                                  17,106
  2,300                     2,300       American Express Co.                        71,714                                  71,714
    100                       100       American Greetings Corp. - Class A           1,610                                   1,610
  4,537        2,325        6,862       American International Group, Inc.         248,174       127,178                   375,352
    300                       300       American Power Conversion Corp.* <F18>       2,868                                   2,868
    100                       100       American Standard Companies Inc.* <F18>      6,362                                   6,362
    207                       207       AmerisourceBergen Corp.                     14,784                                  14,784
  2,190                     2,190       Amgen Inc.* <F18>                           91,323                                  91,323
    300                       300       AMR Corp.* <F18>                             1,254                                   1,254
    600                       600       AmSouth BanCorp.                            12,444                                  12,444
    400                       400       Anadarko Petroleum Corp.                    17,816                                  17,816
    600                       600       Analog Devices, Inc.* <F18>                 11,820                                  11,820
    200                       200       Andrew Corp.* <F18>                          1,310                                   1,310
  1,500                     1,500       Anheuser-Busch Companies, Inc.              75,900                                  75,900
    200                       200       Anthem, Inc.* <F18>                         13,000                                  13,000
  7,700                     7,700       AOL Time Warner Inc.* <F18>                 90,090                                  90,090
    500                       500       Aon Corp.                                   10,245                                  10,245
    240        1,450        1,690       Apache Corp.                                14,268        86,203                   100,471
    300                       300       Apollo Group, Inc. - Class A*<F18>          13,029                                  13,029
    600                       600       Apple Computer, Inc.* <F18>                  8,700                                   8,700
    400                       400       Applera Corp.                                7,320                                   7,320
  2,700                     2,700       Applied Materials, Inc.* <F18>              31,185                                  31,185
    500                       500       Applied Micro Circuits Corp.* <F18>          1,430                                   1,430
  1,100                     1,100       Archer-Daniels-Midland Co.                  13,761                                  13,761
    100                       100       Ashland Inc.                                 2,679                                   2,679
  6,500                     6,500       AT&T Corp.                                  78,065                                  78,065
  4,500                     4,500       AT&T Wireless Services Inc.* <F18>          18,540                                  18,540
    200                       200       Autodesk, Inc.                               2,534                                   2,534
  1,050                     1,050       Automatic Data Processing, Inc.             36,509                                  36,509
    200          550          750       AutoZone, Inc.* <F18>                       15,772        43,373                    59,145
    600                       600       Avaya Inc.* <F18>                              858                                     858
    200          850        1,050       Avery Dennison Corp.                        11,396        48,433                    59,829
    400                       400       Avon Products, Inc.                         18,440                                  18,440
    600                       600       Baker Hughes Inc.                           17,418                                  17,418
    100          650          750       Ball Corp.                                   5,039        32,754                    37,793
  2,600        5,000        7,600       Bank of America Corp.                      165,880       319,000                   484,880
  1,300                     1,300       The Bank of New York Co., Inc.              37,362                                  37,362
  2,000        4,000        6,000       Bank One Corp.                              74,800       149,600                   224,400
    100                       100       C.R. Bard, Inc.                              5,463                                   5,463
    100                       100       Bausch & Lomb Inc.                           3,317                                   3,317
  1,000                     1,000       Baxter International Inc.                   30,550                                  30,550
    800                       800       BB&T Corp.                                  28,032                                  28,032
    200        1,100        1,300       The Bear Stearns Companies Inc.             11,280        62,040                    73,320
    400                       400       Becton, Dickinson and Co.                   11,360                                  11,360
    500        1,425        1,925       Bed Bath & Beyond Inc.* <F18>               16,285        46,412                    62,697
  3,200                     3,200       BellSouth Corp.                             58,752                                  58,752
    100          550          650       Bemis Co., Inc.                              4,940        27,170                    32,110
    550                       550       Best Buy Co., Inc.* <F18>                   12,270                                  12,270
    200                       200       Big Lots, Inc.* <F18>                        3,166                                   3,166
    300                       300       Biogen, Inc.* <F18>                          8,781                                   8,781
    500                       500       Biomet, Inc.                                13,315                                  13,315
    300        1,200        1,500       BJ Services Co.* <F18>                       7,800        31,200                    39,000
    100                       100       The Black & Decker Corp.                     4,193                                   4,193
    400                       400       BMC Software, Inc.* <F18>                    5,228                                   5,228
  1,400                     1,400       The Boeing Co.                              47,782                                  47,782
    100                       100       Boise Cascade Corp.                          2,280                                   2,280
    700        2,950        3,650       Boston Scientific Corp.* <F18>              22,092        93,102                   115,194
  3,300                     3,300       Bristol-Myers Squibb Co.                    78,540                                  78,540
    400                       400       Broadcom Corp. - Class A*<F18>               4,272                                   4,272
    100                       100       Brown-Forman Corp. - Class B                 6,695                                   6,695
    200                       200       Brunswick Corp.                              4,208                                   4,208
    700                       700       Burlington Northern Santa Fe Corp.          16,744                                  16,744
    300                       300       Burlington Resources Inc.                   11,508                                  11,508
    600                       600       Calpine Corp.* <F18>                         1,482                                   1,482
    700                       700       Campbell Soup Co.                           15,456                                  15,456
    400                       400       Capital One Financial Corp.                 13,968                                  13,968
    800                       800       Cardinal Health, Inc.                       49,760                                  49,760
  1,000                     1,000       Carnival Corp.                              25,100                                  25,100
    600                       600       Caterpillar Inc.                            22,332                                  22,332
  1,700                     1,700       Cendant Corp.* <F18>                        18,292                                  18,292
    100                       100       Centex Corp.                                 4,435                                   4,435
    200                       200       CenturyTel, Inc.                             4,486                                   4,486
    420        2,263        2,683       Charter One Financial, Inc.                 12,482        67,242                    79,724
  1,786                     1,786       ChevronTexaco Corp.                        123,680                                 123,680
    300                       300       Chiron Corp.* <F18>                         10,482                                  10,482
    300                       300       The Chubb Corp.                             16,449                                  16,449
    700                       700       CIENA Corp.* <F18>                           2,079                                   2,079
    200                       200       CIGNA Corp.                                 14,150                                  14,150
    300                       300       Cincinnati Financial Corp.                  10,674                                  10,674
    300                       300       Cinergy Corp.                                9,429                                   9,429
    300                       300       Cintas Corp.                                12,576                                  12,576
    300                       300       Circuit City Stores - Circuit City Group     4,545                                   4,545
 12,600        7,775       20,375       Cisco Systems, Inc.* <F18>                 132,048        81,482                   213,530
  8,800        4,275       13,075       Citigroup Inc.                             260,920       126,754                   387,674
    500                       500       Citizens Communications Co.* <F18>           3,390                                   3,390
    300                       300       Citrix Systems, Inc.* <F18>                  1,809                                   1,809
  1,050          875        1,925       Clear Channel Communications, Inc.* <F18>   36,487        30,406                    66,893
    350          775        1,125       The Clorox Co.                              14,063        31,140                    45,203
    200                       200       CMS Energy Corp.                             1,612                                   1,612
  4,300        3,375        7,675       The Coca-Cola Co.                          206,228       161,865                   368,093
    800                       800       Coca-Cola Enterprises Inc.                  16,992                                  16,992
    900                       900       Colgate-Palmolive Co.                       48,555                                  48,555
  1,600                     1,600       Comcast Corp. - Class A*<F18>               33,376                                  33,376
    300                       300       Comerica Inc.                               14,466                                  14,466
  1,000                     1,000       Computer Associates International, Inc.      9,600                                   9,600
    300                       300       Computer Sciences Corp.* <F18>               8,337                                   8,337
    600                       600       Compuware Corp.* <F18>                       1,830                                   1,830
    300                       300       Comverse Technology, Inc.* <F18>             2,097                                   2,097
    900        3,050        3,950       ConAgra Foods, Inc.                         22,365        75,793                    98,158
    900                       900       Concord EFS, Inc.* <F18>                    14,292                                  14,292
  1,214                     1,214       ConocoPhillips                              56,135                                  56,135
    400                       400       Consolidated Edison, Inc.                   16,088                                  16,088
    300                       300       Constellation Energy Group, Inc.             7,437                                   7,437
    300                       300       Convergys Corp.* <F18>                       4,509                                   4,509
    100                       100       Adolph Coors Co. - Class B                   5,630                                   5,630
    200                       200       Cooper Industries, Ltd. - Class A            6,070                                   6,070
    100                       100       Cooper Tire & Rubber Co.                     1,614                                   1,614
  1,600                     1,600       Corning Inc.* <F18>                          2,560                                   2,560
    800                       800       Costco Wholesale Corp.* <F18>               25,896                                  25,896
    200                       200       Countrywide Credit Industries, Inc.          9,430                                   9,430
    950                       950       Countrywide Financial Corp.                 44,793                                  44,793
    100                       100       Crane Co.                                    1,976                                   1,976
    400                       400       CSX Corp.                                   10,552                                  10,552
    100                       100       Cummins Inc.                                 2,362                                   2,362
    700                       700       CVS Corp.                                   17,745                                  17,745
    200                       200       Dana Corp.                                   2,616                                   2,616
    300                       300       Danaher Corp.                               17,055                                  17,055
    300                       300       Darden Restaurants, Inc.                     7,272                                   7,272
    400                       400       Deere & Co.                                 18,180                                  18,180
  4,500        5,200        9,700       Dell Computer Corp.* <F18>                 105,795       122,252                   228,047
  1,000                     1,000       Delphi Corp.                                 8,550                                   8,550
    200                       200       Delta Air Lines, Inc.                        1,858                                   1,858
    100                       100       Deluxe Corp.                                 4,506                                   4,506
    300                       300       Devon Energy Corp.                          14,475                                  14,475
    100                       100       Dillard's, Inc. - Class A                    2,018                                   2,018
  3,400                     3,400       The Walt Disney Co.                         51,476                                  51,476
    600                       600       Dollar General Corp.                         8,052                                   8,052
    500                       500       Dominion Resources, Inc.                    25,365                                  25,365
    200                       200       R. R. Donnelley & Sons Co.                   4,702                                   4,702
    300                       300       Dover Corp.                                  7,614                                   7,614
  1,600                     1,600       The Dow Chemical Co.                        43,696                                  43,696
    100                       100       Dow Jones & Co., Inc.                        3,841                                   3,841
    300        1,150        1,450       DTE Energy Co.                              12,210        46,805                    59,015
  1,700                     1,700       E. I. du Pont de Nemours and Co.            61,319                                  61,319
  1,500                     1,500       Duke Energy Corp.                           29,325                                  29,325
    600                       600       Dynegy Inc. - Class A                          696                                     696
    100                       100       Eastman Chemical Co.                         3,817                                   3,817
    500                       500       Eastman Kodak Co.                           13,620                                  13,620
    100                       100       Eaton Corp.                                  6,374                                   6,374
    500          725        1,225       eBay Inc.* <F18>                            26,405        38,287                    64,692
    200                       200       Ecolab Inc.                                  8,346                                   8,346
    500                       500       Edison International*<F18>                   5,000                                   5,000
    945                       945       El Paso Corp.                                7,815                                   7,815
    200                       200       Electronic Arts Inc.* <F18>                 13,192                                  13,192
    800                       800       Electronic Data Systems Corp.               11,184                                  11,184
  3,700                     3,700       EMC Corp.* <F18>                            16,909                                  16,909
    700                       700       Emerson Electric Co.                        30,758                                  30,758
    200                       200       Engelhard Corp.                              4,766                                   4,766
    400                       400       Entergy Corp.                               16,640                                  16,640
    200                       200       EOG Resources, Inc.                          7,192                                   7,192
    200                       200       Equifax Inc.                                 4,348                                   4,348
    721                       721       Equity Office Properties Trust              18,616                                  18,616
    500                       500       Equity Residential                          11,970                                  11,970
    600                       600       Exelon Corp.                                28,500                                  28,500
 11,700        7,238       18,938       Exxon Mobil Corp.                          373,230       230,892                   604,122
    300                       300       Family Dollar Stores, Inc.                   8,064                                   8,064
  1,700                     1,700       Fannie Mae                                 101,218                                 101,218
    300                       300       Federated Department Stores, Inc.* <F18>     8,832                                   8,832
    500                       500       FedEx Corp.                                 25,035                                  25,035
  1,000                     1,000       Fifth Third Bancorp                         61,230                                  61,230
  1,300                     1,300       First Data Corp.                            36,335                                  36,335
    200                       200       First Tennessee National Corp.               6,934                                   6,934
    500                       500       FirstEnergy Corp.                           14,945                                  14,945
    300                       300       Fiserv, Inc.* <F18>                          8,424                                   8,424
  1,800                     1,800       FleetBoston Financial Corp.                 36,594                                  36,594
    100                       100       Fluor Corp.                                  2,444                                   2,444
  3,000                     3,000       Ford Motor Co.                              29,400                                  29,400
    300                       300       Forest Laboratories, Inc.* <F18>            24,603                                  24,603
    300          650          950       Fortune Brands, Inc.                        14,187        30,739                    44,926
    300                       300       FPL Group, Inc.                             16,140                                  16,140
    500                       500       Franklin Resources, Inc.                    15,550                                  15,550
  1,200                     1,200       Freddie Mac                                 67,080                                  67,080
    200                       200       Freeport-McMoRan Copper &
                                          Gold, Inc. - Class B*<F18>                 2,692                                   2,692
    500                       500       Gannett Co., Inc.                           36,090                                  36,090
  1,400                     1,400       The Gap, Inc.                               15,190                                  15,190
    500                       500       Gateway, Inc.* <F18>                         1,485                                   1,485
    300                       300       General Dynamics Corp.                      24,399                                  24,399
 17,100        7,825       24,925       General Electric Co.                       421,515       192,886                   614,401
    600                       600       General Mills, Inc.                         26,652                                  26,652
  1,000        1,425        2,425       General Motors Corp.                        38,900        55,432                    94,332
    300                       300       Genuine Parts Co.                            9,192                                   9,192
    400                       400       Genzyme Corp.* <F18>                         8,244                                   8,244
    400                       400       Georgia-Pacific Corp.                        5,236                                   5,236
  1,800        1,325        3,125       The Gillette Co.                            53,280        39,220                    92,500
    300                       300       Golden West Financial Corp.                 18,654                                  18,654
    800                       800       The Goldman Sachs Group, Inc.               52,824                                  52,824
    200                       200       Goodrich Corp.                               3,776                                   3,776
    300                       300       The Goodyear Tire & Rubber Co.               2,667                                   2,667
    200                       200       W.W. Grainger, Inc.                          8,510                                   8,510
    100          400          500       Great Lakes Chemical Corp.                   2,402         9,608                    12,010
    500                       500       Guidant Corp.* <F18>                        16,155                                  16,155
    300        1,350        1,650       H&R Block, Inc.                             12,603        56,714                    69,317
    600                       600       H.J. Heinz Co.                              20,022                                  20,022
    700                       700       Halliburton Co.                              9,037                                   9,037
    500                       500       Harley-Davidson, Inc.                       23,225                                  23,225
    200                       200       Harrah's Entertainment, Inc.* <F18>          9,642                                   9,642
    400                       400       The Hartford Financial Services Group, Inc. 16,400                                  16,400
    300                       300       Hasbro, Inc.                                 3,339                                   3,339
    200                       200       Hercules Inc.* <F18>                         1,842                                   1,842
    200                       200       Hershey Foods Corp.                         12,410                                  12,410
  5,207                     5,207       Hewlett-Packard Co.                         60,766                                  60,766
    600                       600       Hilton Hotels Corp.                          6,828                                   6,828
  4,000                     4,000       The Home Depot, Inc.                       104,400                                 104,400
  1,400                     1,400       Honeywell International Inc.                30,324                                  30,324
    800                       800       Household International, Inc.               22,648                                  22,648
    300                       300       Humana Inc.* <F18>                           3,720                                   3,720
    400                       400       Huntington Bancshares Inc.                   7,276                                   7,276
    500          650        1,150       Illinois Tool Works Inc.                    29,165        37,914                    67,079
    500                       500       IMS Health Inc.                              7,485                                   7,485
    300                       300       Ingersoll-Rand Co.                          10,332                                  10,332
 11,500        8,025       19,525       Intel Corp.                                159,735       111,467                   271,202
  2,900        1,475        4,375       International Business Machines Corp.      169,331        86,125                   255,456
    200                       200       International Flavors & Fragrances Inc.      6,370                                   6,370
    200                       200       International Game Technology*<F18>         13,828                                  13,828
    800        1,400        2,200       International Paper Co.                     26,712        46,746                    73,458
    600                       600       The Interpublic Group of Companies, Inc.     9,510                                   9,510
    400        1,675        2,075       Intuit Inc.* <F18>                          18,212        76,263                    94,475
    200          925        1,125       ITT Industries, Inc.                        12,466        57,655                    70,121
    300        1,775        2,075       Jabil Circuit, Inc.* <F18>                   4,434        26,234                    30,668
  2,200                     2,200       JDS Uniphase Corp.* <F18>                    4,286                                   4,286
    300                       300       Jefferson-Pilot Corp.                       12,030                                  12,030
    500                       500       John Hancock Financial Services, Inc.       13,900                                  13,900
  5,200                     5,200       Johnson & Johnson                          281,216                                 281,216
    200        1,125        1,325       Johnson Controls, Inc.                      15,364        86,422                   101,786
    200                       200       Jones Apparel Group, Inc.* <F18>             6,140                                   6,140
  3,400        2,150        5,550       J.P. Morgan Chase & Co.                     64,566        40,828                   105,394
    100          675          775       KB HOME                                      4,884        32,967                    37,851
    700                       700       Kellogg Co.                                 23,275                                  23,275
    150                       150       Kerr-McGee Corp.                             6,516                                   6,516
    700                       700       KeyCorp                                     17,479                                  17,479
    200                       200       KeySpan Corp.                                6,700                                   6,700
    850                       850       Kimberly-Clark Corp.                        48,144                                  48,144
    200                       200       Kinder Morgan, Inc.                          7,090                                   7,090
    400                       400       King Pharmaceuticals, Inc.* <F18>            7,268                                   7,268
    300                       300       KLA-Tencor Corp.* <F18>                      8,382                                   8,382
    100                       100       Knight-Ridder, Inc.                          5,641                                   5,641
    600        1,225        1,825       Kohl's Corp.* <F18>                         36,486        74,492                   110,978
  1,400                     1,400       The Kroger Co.* <F18>                       19,740                                  19,740
    300          950        1,250       Leggett & Platt, Inc.                        5,937        18,800                    24,737
    400                       400       Lehman Brothers Holdings Inc.               19,620                                  19,620
    250                       250       Lexmark International, Inc.* <F18>          11,750                                  11,750
  1,900                     1,900       Eli Lilly and Co.                          105,146                                 105,146
    900                       900       Limited Brands                              12,906                                  12,906
    300                       300       Lincoln National Corp.                       9,165                                   9,165
    500                       500       Linear Technology Corp.                     10,360                                  10,360
    200                       200       Liz Claiborne, Inc.                          4,990                                   4,990
    800                       800       Lockheed Martin Corp.                       51,736                                  51,736
    300                       300       Loews Corp.                                 12,867                                  12,867
    200                       200       Louisiana-Pacific Corp.* <F18>               1,294                                   1,294
  1,300        2,600        3,900       Lowe's Companies, Inc.                      53,820       107,640                   161,460
    700                       700       LSI Logic Corp.* <F18>                       4,445                                   4,445
  6,100                     6,100       Lucent Technologies Inc.* <F18>              4,636                                   4,636
    200                       200       Manor Care, Inc.* <F18>                      4,496                                   4,496
    500                       500       Marathon Oil Corp.                          11,340                                  11,340
    400                       400       Marriott International, Inc. - Class A      11,596                                  11,596
    900        1,100        2,000       Marsh & McLennan Companies, Inc.            37,476        45,804                    83,280
    400                       400       Marshall & Ilsley Corp.                     11,156                                  11,156
    800                       800       Masco Corp.                                 15,640                                  15,640
    700                       700       Mattel, Inc.                                12,607                                  12,607
    600                       600       Maxim Integrated Products, Inc.* <F18>      14,856                                  14,856
    500                       500       The May Department Stores Co.               11,385                                  11,385
    100                       100       Maytag Corp.                                 2,318                                   2,318
    300                       300       MBIA Inc.                                   11,985                                  11,985
  2,150                     2,150       MBNA Corp.                                  39,517                                  39,517
    100                       100       McDermott International, Inc.* <F18>           613                                     613
  2,200                     2,200       McDonald's Corp.                            38,852                                  38,852
    300                       300       The McGraw-Hill Companies, Inc.             18,366                                  18,366
    500                       500       McKesson Corp.                              14,165                                  14,165
    300                       300       MeadWestvaco Corp.                           5,763                                   5,763
    400                       400       MedImmune, Inc.* <F18>                       8,368                                   8,368
  2,050        4,750        6,800       Medtronic, Inc.                             86,346       200,070                   286,416
    800                       800       Mellon Financial Corp.                      20,744                                  20,744
  3,850                     3,850       Merck & Co. Inc.                           175,984                                 175,984
    100                       100       Mercury Interactive Corp.* <F18>             1,716                                   1,716
    100                       100       Meredith Corp.                               4,305                                   4,305
  1,500                     1,500       Merrill Lynch & Co., Inc.                   49,425                                  49,425
  1,200                     1,200       MetLife, Inc.                               27,312                                  27,312
    200                       200       MGIC Investment Corp.                        8,166                                   8,166
  1,000                     1,000       Micron Technology, Inc.* <F18>              12,370                                  12,370
  9,300        5,675       14,975       Microsoft Corp.* <F18>                     406,782       248,224                   655,006
    100                       100       Millipore Corp.                              3,179                                   3,179
    700                       700       Mirant Corp.* <F18>                          1,547                                   1,547
    300                       300       Molex Inc.                                   7,056                                   7,056
    500                       500       Monsanto Co.                                 7,645                                   7,645
    300        1,350        1,650       Moody's Corp.                               14,550        65,475                    80,025
  1,900                     1,900       Morgan Stanley                              64,372                                  64,372
  3,800        4,200        8,000       Motorola, Inc.                              38,684        42,756                    81,440
    200                       200       Nabors Industries, Ltd.* <F18>               6,550                                   6,550
  1,000                     1,000       National City Corp.                         28,530                                  28,530
    300                       300       National Semiconductor Corp.* <F18>          3,582                                   3,582
    100                       100       Navistar International Corp.* <F18>          2,168                                   2,168
    200                       200       NCR Corp.* <F18>                             3,960                                   3,960
    600                       600       Network Appliance, Inc.* <F18>               4,398                                   4,398
    300                       300       The New York Times Co. - Class A            13,635                                  13,635
    500        1,950        2,450       Newell Rubbermaid Inc.                      15,435        60,196                    75,631
    700                       700       Newmont Mining Corp.                        19,257                                  19,257
  1,500        4,400        5,900       Nextel Communications, Inc. - Class A*<F18> 11,325        33,220                    44,545
    100                       100       Nicor Inc.                                   2,820                                   2,820
    500                       500       NIKE, Inc. - Class B                        21,590                                  21,590
    400                       400       NiSource Inc.                                6,892                                   6,892
    200          950        1,150       Noble Corp.* <F18>                           6,200        29,450                    35,650
    200                       200       Nordstrom, Inc.                              3,588                                   3,588
    700                       700       Norfolk Southern Corp.                      14,133                                  14,133
    300                       300       North Fork BanCorp., Inc.                   11,352                                  11,352
    400                       400       Northern Trust Corp.                        15,088                                  15,088
    200                       200       Northrop Grumman Corp.                      24,808                                  24,808
    600                       600       Novell, Inc.* <F18>                          1,260                                   1,260
    200                       200       Novellus Systems, Inc.* <F18>                4,162                                   4,162
    100                       100       Nucor Corp.                                  3,790                                   3,790
    300                       300       NVIDIA Corp.* <F18>                          2,568                                   2,568
    600        2,550        3,150       Occidental Petroleum Corp.                  17,028        72,369                    89,397
    500                       500       Office Depot, Inc.* <F18>                    6,170                                   6,170
    300                       300       Omnicom Group Inc.                          16,704                                  16,704
  9,400        4,200       13,600       Oracle Corp.* <F18>                         73,884        33,012                   106,896
    150                       150       PACCAR Inc.                                  5,068                                   5,068
    300        2,125        2,425       Pactiv Corp.* <F18>                          4,935        34,956                    39,891
    200                       200       Pall Corp.                                   3,158                                   3,158
    400                       400       Parametric Technology Corp.* <F18>             720                                     720
    200                       200       Parker-Hannifin Corp.                        7,642                                   7,642
    625                       625       Paychex, Inc.                               15,169                                  15,169
    400                       400       J. C. Penney Co., Inc.                       6,368                                   6,368
    100                       100       Peoples Energy Corp.                         3,369                                   3,369
    500                       500       PeopleSoft, Inc.* <F18>                      6,185                                   6,185
    450                       450       The Pepsi Bottling Group, Inc.              10,530                                  10,530
  3,050                     3,050       PepsiCo, Inc.                              112,698                                 112,698
    200                       200       PerkinElmer, Inc.                            1,090                                   1,090
 10,700                    10,700       Pfizer Inc.                                310,514                                 310,514
    700                       700       PG&E Corp.* <F18>                            7,882                                   7,882
    200                       200       Phelps Dodge Corp.* <F18>                    5,126                                   5,126
  3,700                     3,700       Philip Morris Companies Inc.               143,560                                 143,560
    100                       100       Pinnacle West Capital Corp.                  2,776                                   2,776
    400                       400       Pitney Bowes Inc.                           12,196                                  12,196
    300                       300       Plum Creek Timber Co., Inc.                  6,783                                   6,783
    300                       300       PMC-Sierra, Inc.* <F18>                      1,164                                   1,164
    500                       500       PNC Financial Services Group                21,085                                  21,085
    100                       100       Power-One, Inc.* <F18>                         298                                     298
    300          500          800       PPG Industries, Inc.                        13,410        22,350                    35,760
    300                       300       PPL Corp.                                    9,762                                   9,762
    300                       300       Praxair, Inc.                               15,333                                  15,333
    600                       600       Principal Financial Group, Inc.* <F18>      15,708                                  15,708
  2,200        2,150        4,350       The Procter & Gamble Co.                   196,636       192,167                   388,803
    400        1,500        1,900       Progress Energy, Inc.                       16,348        61,305                    77,653
    400                       400       The Progressive Corp.                       20,252                                  20,252
    500                       500       Providian Financial Corp.* <F18>             2,450                                   2,450
  1,000                     1,000       Prudential Financial, Inc.* <F18>           28,560                                  28,560
    400                       400       Public Service Enterprise Group Inc.        12,200                                  12,200
    100                       100       Pulte Homes, Inc.                            4,263                                   4,263
    200        1,050        1,250       QLogic Corp.* <F18>                          5,208        27,342                    32,550
  1,300                     1,300       QUALCOMM Inc.* <F18>                        35,906                                  35,906
    200                       200       Quintiles Transnational Corp.* <F18>         1,902                                   1,902
  2,800                     2,800       Qwest Communications
                                          International Inc.* <F18>                  6,384                                   6,384
    300                       300       RadioShack Corp.                             6,018                                   6,018
    300                       300       Rational Software Corp.* <F18>               1,296                                   1,296
    700                       700       Raytheon Co.                                20,510                                  20,510
    100                       100       Reebok International Ltd.* <F18>             2,505                                   2,505
    400                       400       Regions Financial Corp.                     13,068                                  13,068
    500                       500       Reliant Energy, Inc.* <F18>                  5,005                                   5,005
    200                       200       R.J. Reynolds Tobacco Holdings, Inc.         8,064                                   8,064
    300                       300       Robert Half International Inc.* <F18>        4,761                                   4,761
    300                       300       Rockwell Automation, Inc.                    4,881                                   4,881
    300                       300       Rockwell Collins, Inc.                       6,582                                   6,582
    400                       400       Rohm and Haas Co.                           12,400                                  12,400
    200                       200       Rowan Companies, Inc.                        3,728                                   3,728
    200                       200       T. Rowe Price Group Inc.                     4,992                                   4,992
    100                       100       Ryder System, Inc.                           2,493                                   2,493
    200                       200       Sabre Holdings Corp.                         3,870                                   3,870
    200                       200       SAFECO Corp.                                 6,356                                   6,356
    800                       800       Safeway Inc.* <F18>                         17,840                                  17,840
    900                       900       Sanmina-SCI Corp.* <F18>                     2,493                                   2,493
  1,300                     1,300       Sara Lee Corp.                              23,777                                  23,777
  5,700                     5,700       SBC Communications Inc.                    114,570                                 114,570
  2,250                     2,250       The Charles Schwab Corp.                    19,575                                  19,575
  2,500                     2,500       Schering-Plough Corp.                       53,300                                  53,300
    950                       950       Schlumberger Ltd.                           36,537                                  36,537
    300                       300       Scientific-Atlanta, Inc.                     3,753                                   3,753
    100                       100       Sealed Air Corp.* <F18>                      1,689                                   1,689
    500                       500       Sears, Roebuck and Co.                      19,500                                  19,500
    400                       400       Sempra Energy                                7,860                                   7,860
    300                       300       The Sherwin-Williams Co.                     7,104                                   7,104
    800                       800       Siebel Systems, Inc.* <F18>                  4,600                                   4,600
    150        1,250        1,400       Sigma-Aldrich Corp.                          7,391        61,588                    68,979
    300        1,350        1,650       Simon Property Group, Inc.                  10,719        48,236                    58,955
    300          750        1,050       SLM Corp.                                   27,942        69,855                    97,797
    100                       100       Snap-on Inc.                                 2,298                                   2,298
  1,400                     1,400       Solectron Corp.* <F18>                       2,954                                   2,954
  1,200        2,775        3,975       The Southern Co.                            34,536        79,864                   114,400
    600                       600       SouthTrust Corp.                            14,550                                  14,550
  1,300                     1,300       Southwest Airlines Co.                      16,978                                  16,978
  1,800                     1,800       Sprint Corp. - PCS Group*<F18>               3,528                                   3,528
  1,600                     1,600       Sprint Corp. - FON Group                    14,592                                  14,592
    100                       100       The Stanley Works                            3,267                                   3,267
    800                       800       Staples, Inc.* <F18>                        10,232                                  10,232
    700                       700       Starbucks Corp.* <F18>                      14,448                                  14,448
    300                       300       Starwood Hotels & Resorts Worldwide, Inc.    6,690                                   6,690
    600                       600       State Street Corp.                          23,184                                  23,184
    400                       400       Stilwell Financial, Inc.                     4,828                                   4,828
    300        2,100        2,400       St. Jude Medical, Inc.* <F18>               10,710        74,970                    85,680
    400                       400       The St. Paul Companies, Inc.                11,488                                  11,488
    300        1,150        1,450       Stryker Corp.                               17,280        66,240                    83,520
  5,600                     5,600       Sun Microsystems, Inc.* <F18>               14,504                                  14,504
    500                       500       SunGard Data Systems Inc.* <F18>             9,725                                   9,725
    100                       100       Sunoco, Inc.                                 3,016                                   3,016
    500                       500       SunTrust Banks, Inc.                        30,740                                  30,740
    200                       200       SUPERVALU INC.                               3,230                                   3,230
    400                       400       Symbol Technologies, Inc.                    3,068                                   3,068
    500                       500       Synovus Financial Corp.                     10,310                                  10,310
  1,100        1,675        2,775       Sysco Corp.                                 31,229        47,553                    78,782
  1,600        1,750        3,350       Target Corp.                                47,232        51,660                    98,892
    300                       300       TECO Energy, Inc.                            4,764                                   4,764
    200                       200       Tektronix, Inc.* <F18>                       3,286                                   3,286
    700                       700       Tellabs, Inc.* <F18>                         2,849                                   2,849
    100                       100       Temple-Inland Inc.                           3,863                                   3,863
    300                       300       Teradyne, Inc.* <F18>                        2,880                                   2,880
  3,000                     3,000       Texas Instruments Inc.                      44,310                                  44,310
    200                       200       Textron, Inc.                                6,820                                   6,820
    300                       300       Thermo Electron Corp.* <F18>                 4,839                                   4,839
    100                       100       Thomas & Betts Corp.* <F18>                  1,409                                   1,409
    300                       300       Tiffany & Co.                                6,429                                   6,429
    900        1,675        2,575       The TJX Companies, Inc.                     15,300        28,475                    43,775
    200                       200       TMP Worldwide Inc.* <F18>                    1,800                                   1,800
    200                       200       Torchmark Corp.                              6,852                                   6,852
    400                       400       Toys "R" Us, Inc.* <F18>                     4,072                                   4,072
    500                       500       Transocean Inc.                             10,400                                  10,400
  1,681                     1,681       Travelers Property Casualty
                                          Corp. - Class B*<F18>                     22,744                                  22,744
    500                       500       Tribune Co.                                 20,905                                  20,905
    200                       200       TRW Inc.                                    11,710                                  11,710
    100                       100       Tupperware Corp.                             1,662                                   1,662
    500          875        1,375       TXU Corp.                                   20,855        36,496                    57,351
  3,300                     3,300       Tyco International Ltd.                     46,530                                  46,530
    400        1,825        2,225       Union Pacific Corp.                         23,148       105,613                   128,761
    300                       300       Union Planters Corp.                         8,238                                   8,238
    600                       600       Unisys Corp.* <F18>                          4,200                                   4,200
  1,900        1,350        3,250       United Parcel Service, Inc. - Class B      118,807        84,416                   203,223
    200                       200       United States Steel Corp.                    2,322                                   2,322
    800                       800       United Technologies Corp.                   45,192                                  45,192
    500                       500       UnitedHealth Group Inc.                     43,610                                  43,610
    400                       400       Univision Communications
                                          Inc. - Class A*<F18>                       9,120                                   9,120
    400                       400       Unocal Corp.                                12,556                                  12,556
    400                       400       UnumProvident Corp.                          8,140                                   8,140
  3,300                     3,300       U.S. Bancorp                                61,314                                  61,314
    300                       300       UST Inc.                                     8,463                                   8,463
    700                       700       VERITAS Software Corp.* <F18>               10,269                                  10,269
  4,637        3,575        8,212       Verizon Communications Inc.                127,239        98,098                   225,337
    200                       200       V. F. Corp.                                  7,196                                   7,196
  3,000                     3,000       Viacom Inc. - Class B*<F18>                121,650                                 121,650
    200                       200       Visteon Corp.                                1,894                                   1,894
    200                       200       Vulcan Materials Co.                         7,232                                   7,232
  2,400                     2,400       Wachovia Corp.                              78,456                                  78,456
  1,800        4,300        6,100       Walgreen Co.                                55,368       132,268                   187,636
  7,600                     7,600       Wal-Mart Stores, Inc.                      374,224                                 374,224
  1,695                     1,695       Washington Mutual, Inc.                     53,342                                  53,342
  1,100                     1,100       Waste Management, Inc.                      25,652                                  25,652
    200                       200       Waters Corp.* <F18>                          4,850                                   4,850
    200                       200       Watson Pharmaceuticals, Inc.* <F18>          4,902                                   4,902
    200                       200       WellPoint Health Networks Inc.* <F18>       14,660                                  14,660
  2,900        2,900        5,800       Wells Fargo & Co.                          139,664       139,664                   279,328
    200                       200       Wendy's International, Inc.                  6,622                                   6,622
    400                       400       Weyerhaeuser Co.                            17,508                                  17,508
    100                       100       Whirlpool Corp.                              4,586                                   4,586
    800                       800       The Williams Companies, Inc.                 1,808                                   1,808
    200                       200       Winn-Dixie Stores, Inc.                      2,624                                   2,624
    100        1,050        1,150       Worthington Industries, Inc.                 1,870        19,635                    21,505
    400        1,800        2,200       Wm. Wrigley Jr. Co.                         19,796        89,082                   108,878
    700                       700       Xcel Energy, Inc.                            6,517                                   6,517
  1,300                     1,300       Xerox Corp.* <F18>                           6,435                                   6,435
    600                       600       Xilinx, Inc.* <F18>                          9,503                                   9,503
    200                       200       XL Capital Ltd. - Class A                   14,700                                  14,700
  1,000        2,300        3,300       Yahoo! Inc.* <F18>                           9,570        22,011                    31,581
    500                       500       Yum! Brands, Inc.* <F18>                    13,855                                  13,855
    300        1,800        2,100       Zimmer Holdings, Inc.* <F18>                11,502        69,012                    80,514
    200                       200       Zions BanCorp.                               8,706                                   8,706

                                        TOTAL COMMON STOCK
                                        (cost $24,588,255)                      12,645,658     6,277,592           -    18,923,250
                                                                               -----------    ----------   ---------   -----------

                                        TOTAL INVESTMENTS  -  99.0% (p)<F19>
                                        (cost $24,588,255)                      12,645,658     6,277,592           -    18,923,250
                                                                               -----------    ----------   ---------   -----------

                                        OTHER ASSETS, LESS
                                        LIABILITIES  -  1.0% (p)<F19>               54,650       134,361           -       189,011
                                                                               -----------    ----------   ---------   -----------

                                        TOTAL NET ASSETS  -  100.00% (p)<F19>  $12,700,308    $6,411,953           -   $19,112,261
                                                                               -----------    ----------   ---------   -----------
                                                                               -----------    ----------   ---------   -----------

  *<F18>   Non-income producing security.

(p)<F19> This percentage represents a percentage of the pro forma combined net assets of the surviving fund.

              NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF
   THE CATHOLIC EQUITY FUND AND CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
                               SEPTEMBER 30, 2002
                                  (UNAUDITED)

1.   BASIS OF COMBINATION
     --------------------

     The Catholic Equity Fund (the "Equity Fund") is a separate, diversified series of The Catholic Funds, Inc. (the "Company") and The Catholic Values Investment Trust Equity Fund (the "CVIT Fund") is a separate, diversified series of the Catholic Values Investment Trust (the "Trust"), which are registered as open-end management investment companies under the Investment Company Act of 1940, as amended. The Equity Fund was created at the close of business on April 2, 2002 when the three original Catholic Equity Funds reor-ganized to form the single equity fund. The Catholic Disciplined Capital Appreciation Fund was deemed to be the accounting survivor of the reorganization and its accounting history is therefore included in the pro forma combined Statement of Operations for the period October 1, 2001 through April 2, 2002.

     The unaudited pro forma combined Statement of Assets and Liabilities, Statement of Operations, and Schedule of Investments reflect the accounts of the Equity Fund and the CVIT Fund as if the proposed reorganization occurred as of and for the year ended September 30, 2002. These statements have been derived from books and records utilized in calculating daily net asset value at September 30, 2002. The Equity Fund will be the ac-counting survivor of the reorganization.

     The reorganization involves the transfer of substantially all of the assets and stated liabilities of the CVIT Fund to the Equity Fund in exchange for shares of common stock of the Equity Fund, and the pro rata distribution of such shares of the Equity Fund to the shareholders of the CVIT Fund, as provided in the Agreement and Plan of Reorganization. Shareholders of the Individual Shares of the CVIT Fund would receive Class C Shares of the Equity Fund and shareholders of Institutional Service Shares of the CVIT Fund would re-ceive Class I Shares of the Equity Fund. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the CVIT Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

2.   SIGNIFICANT ACCOUNTING POLICIES
     -------------------------------

     The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (i.e., GAAP).

     A)  INVESTMENT VALUATION

         Securities traded over-the-counter or on a national securities exchange are val-ued on the basis of market value in their principal and most representative market. Se-curities where the principal and most representative market is a national securities ex-change are valued at the latest reported sale price on such exchange that day. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the board of di-rectors.

     B)  FEDERAL INCOME TAXES

         The Funds intend to comply with the requirements of Subchapter M of the In-ternal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all federal income tax. Therefore, no federal income tax provision has been recorded.

     C)  OTHER

         Investment transactions are accounted for on the trade date. Dividend in-come and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and fi-nancial reporting purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabili-ties at the date of the financial statements, and the reported amounts of increases and de-creases in net assets from operations during the reporting period. Actual results could dif-fer from those estimates.

3.   SERVICE PROVIDERS
     -----------------

     Catholic Financial Services Corporation (the "Adviser") will continue to serve as the Equity Fund's investment adviser after the reorganization. Mellon Equity Associates, LLP (the "Sub-Adviser") will continue to serve as the Equity Fund's sub-adviser after the reor-ganization. U.S. Bancorp Fund Services, LLC (the "Administrator") will continue to serve as the administrator, transfer agent and fund accountant to the Equity Fund after the reorgani-zation. U.S. Bank, N.A. will continue to serve as the custodian to the Equity Fund after the reorganization. Catholic Financial Services Corporation will continue to act as the distribu-tor to the Equity Fund after the reorganization.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
     -------------------------------------------------------------

     Each of the Funds has entered into an agreement with its investment adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advi-sory services to the Funds. The terms of these agreements are as follows:

     The Equity Fund pays the Adviser a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. Pursuant to an expense cap agreement, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95%, 1.20% and 0.70% of the average daily net assets of the Equity Fund - Class A, Class C and Class I shares, respectively. The Equity Fund - Class A's operating expense for the year ended September 30, 2002 is a blended rate due to the ac-counting history of the Disciplined Capital Appreciation Fund carrying over to the Equity Fund. For the period October 1, 2001 to April 2, 2002, the Disciplined Capital Appreciation Fund had an expense cap of 1.75% of the Fund's average daily net assets. The expense cap agreement terminates on September 30, 2003.

     Under the terms of the CVIT Fund's investment advisory agreement with Wright Investors' Service, Inc. ("Wright"), the CVIT Fund pays Wright based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the twelve months ended September 30, 2002, the effective annual rate was 0.75%. To reduce the net loss of the CVIT Fund, $113,928 of expenses were allocated to the investment adviser and Wright waived $263 of its fee. In addition $35,325 of distribu-tion fees were waived by the CVIT Fund.

     The Funds have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 un-der the Investment Company Act of 1940. The Plans authorize the Company and the Trust to use annually 0.25% and 0.75% of the net assets for the Equity Fund - Class A Shares and Class C Shares, respectively, and 0.25% and 0.75% of the net assets for the CVIT Fund - Individual Shares and Institutional Service Shares, respectively, to finance certain activities relating to the distribution of shares to investors.

5.   CAPITAL SHARES
     --------------

     The share reconciliation includes an increase in the combined shares outstanding due to the fact that, at September 30, 2002, the net asset value per share of the Equity Fund - Class C ($6.48) was lower than the CVIT Fund - Individual Shares ($7.58), and the net asset value per share of the Equity Fund
- Class I ($6.49) was lower than the CVIT Fund - Institutional Service Shares ($7.78). The pro forma number of shares outstanding consists of the following:

                                         Shares Outstanding       Additional Shares
                                                 At                     issued            Pro Forma Shares at
                                         September 30, 2002     in the Reorganization      September 30, 2002
                                         ------------------     ---------------------      ------------------
The Catholic Equity Fund - Class C                 530                 442,147                   442,677
The Catholic Equity Fund - Class I           1,514,717                 546,599                 2,061,316

6.   Merger Costs
     ------------

     Each Fund will bear its own expenses incurred in connection with the reorganiza-tion, including any legal and accounting and financial advisers' fees. However, the Funds' advisers have agreed to pay the costs, fees and expenses of filing the Registration State-ment, printing and mailing the Proxy Statement/Prospectus and related proxy materials, so-liciting the approval of the CVIT Fund shareholders and conducting the meeting, and to pay the legal and accounting fees incurred by the Company and the Trust in connection with the reorganization.

                            THE CATHOLIC FUNDS, INC.
                              CATHOLIC EQUITY FUND

Part C.  Other Information

Item 15. Indemnification
         ---------------

         Article IX of the Registrant's Bylaws provide indemnification rights of its directors and officers, as set forth below:

         Section  9.1.  Indemnification  of Officers,  Directors, Employees  and
         ------------   --------------------------------------------------------
         Agents.  The Corporation shall indemnify each person who was or is a
         ------
         party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

               Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1) Such person  shall provide  adequate security for his  under-
                   taking;

               (2) The Corporation shall be  insured  against losses arising  by reason of such advance; or

               (3) A  majority of a quorum of  the Directors of the  Corporation who are neither interested persons of the Corporation as de-fined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 9.2. Insurance of Officers, Directors, Employees and Agents.
         -----------  ------------------------------------------------------
         The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropri-ate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
          --------

     See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17.  Undertakings
          ------------

     (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registrant statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, and State of Wisconsin, on the 20th day of March, 2003.

                                   THE CATHOLIC FUNDS, INC.

                                  By:   /s/ Theodore F. Zimmer
                                        ---------------------------------------
                                        Theodore F. Zimmer, President and CEO

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on this 20th day of March, 2003 by the following persons in the capacities indicated.

Signature                          Title
---------                          -----

/s/ Daniel J. Steininger           Chairman of the Board and Director
------------------------------
Daniel J. Steininger

/s/ Allan G. Lorge                 President and Chief Executive Officer
------------------------------     (Principal Executive and Financial Officer)
Allan G. Lorge

/s/ Mark K. Forbord                Controller (Principal Accounting Officer)
------------------------------
Mark K. Forbord

/s/ Thomas A. Bausch               Director
------------------------------
Thomas A. Bausch

/s/ J. Michael Borden              Director
------------------------------
J. Michael Borden

/s/ Daniel R. Doucette             Director
------------------------------
Daniel R. Doucette

/s/  Thomas J. Munninghoff         Director
------------------------------
Thomas J. Munninghoff

/s/  Conrad L. Sobczak             Director
------------------------------
Conrad L. Sobczak

                          CATHOLIC EQUITY FUNDS, INC.

                                 EXHIBIT INDEX
                                       TO
                      REGISTRATION STATEMENT ON FORM N-14

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
(1)(a)      Articles of Incorporation*<F7>

(1)(b)      Articles of Amendment*<F7>

(1)(c)      Articles Supplementary*<F7>

(2)         By-Laws*<F7>

(3)         None

(4)         Agreement  and Plan of Reorganization  (included as Appendix  A to
                                                                ----------
            the   Proxy   Statement/Prospectus,   which   is  part   of   this
            Registration Statement on Form N-14)

(5)         None

(6)(a) Investment Advisory Agreement with Catholic Financial Services Corporation*<F7>

(6)(b) Sub-Advisory Agreement with Mellon Equity Associates, LLP for the Catholic Equity Fund*<F7>

(7)(a)      Distribution Agreement*<F7>

(7)(c)      Form of Selected Dealer Letter Agreement*<F7>

(8)         None

(9)         Custodian Servicing Agreement *<F7>

(10)(a)     Distribution Plan*<F7>

(10)(b)     Rule 18f-3 Operating Plan*<F7>

(11) Opinion of Counsel regarding the legality of securities being registered, and Consent of Counsel

(12)        Opinion of Counsel  regarding certain tax matters and consequences
            to  shareholders,   and  Consent  of  Counsel**<F8>     (Draft  is
            included)

(13)(a)     Transfer Agency Servicing Agreement*<F7>

(13)(b)     Fund Accounting Servicing Agreement*<F7>

(13)(c)     Fulfillment Servicing Agreement*<F7>

(13)(d)     Accounting/Pricing Agreement*<F7>

(14)(a)     Consent of  Independent Public Accountants (PricewaterhouseCoopers
            LLP)

(14)(b)     Consent of Independent Public Accountants (Deloitte & Touche LLP)

(15)        None

(16)        Power of Attorney

(17)        Form of Proxy

*<F7> Previously filed as part of the Registrant's Registration Statement on Form N-1A (Reg. No. 333-69803 and 1940 Act File No. 811-09177), or an
        amendment thereto, and incorporated herein by reference.
**<F8> Final opinion to be filed by post-effective amendment to this Registration Statement on Form N-14.